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EXHIBIT 10.6

Execution Version

REVENUE PARTICIPATION AGREEMENT

BY AND BETWEEN

SUNESIS PHARMACEUTICALS, INC.

AND

RPI FINANCE TRUST

DATED AS OF MARCH 29, 2012

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(i)

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(ii)

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Index of Exhibits, Schedules and Annexes

Exhibit A:	Form of Warrant
Exhibit B:	Rights and Remedies of the Buyer
Exhibit C:	Dainippon Agreement
Exhibit D:	Manufacturing Agreements
Exhibit E:	Revenue Participation Report
Exhibit F:	Collateral

Schedule 3.1(h)(i):	Other Agreements
Schedule 3.1(h)(ii):	Sublicenses
Schedule 3.1(h)(iv):	Liens or Assignments
Schedule 3.1(k)(iv):	List of Patents
Schedule 3.1(k)(v):	Infringement of Vosaroxin Patent Rights
Schedule 9.1:	Compound
Schedule A:	Vosaroxin Patent Rights

(iii)

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REVENUE PARTICIPATION AGREEMENT

This REVENUE PARTICIPATION AGREEMENT, dated as of March 29, 2012 (this “Agreement”), is made and entered into by and between SUNESIS PHARMACEUTICALS, INC., a Delaware corporation (the “Seller”), on the one hand, and RPI FINANCE TRUST, a Delaware statutory trust (the “Buyer”), on the other hand.

W I T N E S S E T H:

WHEREAS, the Seller requires additional funding to develop and commercialize the Product in the Territory and the Buyer desires to provide the Seller with such additional funding; and

WHEREAS, the Buyer desires to purchase the Revenue Participation Right from the Seller in exchange for providing the additional funding, and the Seller desires to sell the Revenue Participation Right to the Buyer in exchange for receiving the additional funding, subject to the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows:

ARTICLE 1

PURCHASE, SALE AND ASSIGNMENT OF THE REVENUE PARTICIPATION RIGHT

Section 1.1      Purchase, Sale and Assignment.  Upon the terms and subject to the conditions of this Agreement:

(a)        Upon the occurrence of an Expansion of Enrollment Triggering Event or a Terminate for Efficacy Triggering Event, the Seller agrees to sell, transfer, assign and convey to the Buyer, and the Buyer agrees to purchase, acquire and accept from the Seller, the Revenue Participation Right free and clear of all Liens (except those Liens created in favor of the Buyer pursuant to this Agreement).

(b)        Upon the occurrence of a Completion of the Study-as-Planned Triggering Event and during the [ * ] Business Day period thereafter, or if the Seller fails to comply with its obligations under Section 5.1(c) within the time periods set forth therein, then during such longer period as shall be required for the Seller to comply with such obligations, the Buyer shall have the option, in the Buyer’s sole discretion, to deliver written notice to the Seller of the Buyer’s intention to purchase, acquire and accept from the Seller, and upon the exercise of such option by the Buyer, the Seller agrees to sell, transfer, assign and convey to the Buyer, the Revenue Participation Right free and clear of all Liens (except those Liens created in favor of the Buyer pursuant to this Agreement).

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Section 1.2      Purchase Price.  At the Closing, the purchase price to be paid to the Seller for the sale, transfer, assignment and conveyance of the Revenue Participation Right to the Buyer is $25,000,000 in cash (the “Purchase Price”).

Section 1.3      Warrants.  As additional consideration for the Buyer’s agreement to purchase, on the terms and conditions set forth in this Agreement, the Revenue Participation Right at the Closing following an Expansion of Enrollment Triggering Event, the Seller shall issue to the Buyer on the date hereof two (2) warrants to purchase Sunesis common stock (each, a “Warrant” and collectively, the “Warrants”), each in the form attached as Exhibit A hereto and having the following principal terms:

(a)        Each Warrant shall entitle the Buyer to purchase up to 1,000,000 shares of the Seller’s common stock, $0.0001 par value per share (“Common Stock”).

(b)        The per share exercise price of the first Warrant, exercisable for 1,000,000 shares of Common Stock, shall be equal to the greater of (i) 50% above the Fair Market Value of the Seller’s Common Stock and (ii) the Spot Price.

(c)        The per share exercise price of the second Warrant, exercisable for 1,000,000 shares of Common Stock, shall be equal to the greater of (i) 100% above the Fair Market Value of the Seller’s Common Stock and (ii) the Spot Price.

(d)        Each of the Warrants shall expire five (5) years from the Closing following an Expansion of Enrollment Triggering Event.

(e)        Neither Warrant shall be exercisable, in whole or in part, unless and until the consummation of the Closing following an Expansion of Enrollment Triggering Event. If the DSMB issues a DSMB Terminate for Efficacy Notice, a DSMB Terminate for Futility Notice or a DSMB Continuation of the Study Notice, then the Warrants shall terminate and be of no further force or effect.

Section 1.4      No Assumed Obligations, Etc.  Notwithstanding any provision in this Agreement to the contrary, the Buyer is only agreeing, on the terms and conditions set forth in this Agreement, to purchase, acquire and accept the Revenue Participation Right and purchasing, acquiring and accepting the Warrants and is not assuming any liability or obligation of the Seller of whatever nature, whether presently in existence or arising or asserted hereafter, under the Dainippon Agreement or otherwise.

Section 1.5      Security Interest. Subject to the Collateral Sharing Agreement:

(a)        Effective from and after the Closing, the Seller hereby grants to the Buyer to secure the payment and performance in full of all of the Seller’s obligations under this Agreement, including the payment of past and future Participation Payments and if applicable, the NPV Value, a continuing security interest in the Collateral, including the Product Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. The Seller represents, warrants, and covenants that the security interest granted

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above shall, subject to Section 1.5(b) and Section 1.5(c), at all times continue to be a perfected security interest in the Collateral, subject only to Permitted Liens.

(b)        Effective immediately upon the Loan Repayment, (i) the Buyer’s Lien in all of the Released Collateral shall be released without any further action of any party and (ii) subject to Section 1.5(c), Buyer’s Lien in the Product Collateral shall continue as a first priority security interest junior only to Post-Security Interest Release Permitted Liens, provided that the Buyer agrees to perfect such security interest as set forth in Section 1.5(e). At the Seller’s expense, the Buyer shall, and hereby authorizes the Seller (or any agent of the Seller) to prepare and file, at any time within [ * ] Business Days following the Loan Repayment, all documents and take all other actions reasonably requested by the Seller to evidence the release of Buyer’s Lien on the Released Collateral.

(c)        Upon the earlier of (i) the occurrence of a Seller Lien Release Triggering Event or (ii) the occurrence of an Acquiror Lien Release Triggering Event, the Buyer’s Lien in all of the Collateral (or, if either (i) or (ii) in this Section 1.5(c) occurs after the Loan Repayment, the Buyer’s Lien in all of the Product Collateral) shall be released without any further action of any party. At the Seller’s expense, the Buyer shall, and hereby authorizes the Seller (or any agent of the Seller) to prepare and file, at any time within [ * ] Business Days following the occurrence of either (i) or (ii) in this Section 1.5(c), all documents and take all other actions reasonably requested by the Seller to evidence the release of the Buyer’s Lien on the Collateral (or, if either (i) or (ii) in this Section 1.5(c) occurs after the Loan Repayment, to evidence the release of the Buyer’s Lien in all of the Product Collateral).

(d)        Following the Seller’s failure to make full and prompt payment of any portion of the Payment Stream when due, but in any event subject to Section 5.4(c) (such failure, a “Payment Breach”), the Buyer shall be entitled to exercise all rights and remedies available under this Agreement including, without limitation, as set forth on Exhibit B which is hereby incorporated by reference into this Section 1.5 with the same force and effect as if set forth herein, but in any event subject to the terms of the Collateral Sharing Agreement. In addition and without limiting the foregoing, effective automatically upon the Seller failing to pay when due [ * ] consecutive Participation Payments to the Buyer (subject to extension of the due dates under Section 5.4(c)) (the date on which such second consecutive Participation Payment was due and payable, the “Mandatory Repurchase Offer Date”), the Seller shall, and shall be deemed to, have made an offer to the Buyer to repurchase the Revenue Participation Right (the “NPV Termination Offer”) and to terminate this Agreement for a repurchase price equal to the then net present value of the Payment Stream (the “NPV Value”). The NPV Termination Offer shall be deemed to have been accepted by the Buyer as of the Mandatory Repurchase Offer Date unless, within [ * ] days following such date, the Buyer shall have delivered written notice to the Seller declining the NPV Termination Offer. If the Buyer shall not have so declined the NPV Termination Offer, the Seller shall pay the NPV Value to the Buyer in cash, in a single payment, on the [ * ] calendar day following the Mandatory Repurchase Offer Date. The foregoing repurchase shall be on an “as is where is” basis without any express or implied representation or warranty of any kind whatsoever by the Buyer, in its capacity as seller under the foregoing repurchase. The parties hereto agree that the NPV Value shall be determined based upon (i) an

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assumed discount rate of [ * ]% over the Prime Rate then in effect, (ii) the [ * ] of [ * ] and as [ * ] to [ * ], and (iii) [ * ] in the [ * ] for [ * ]. The Seller shall, [ * ] of [ * ] of the [ * ] by the [ * ], deliver a confidential copy of such [ * ] to Buyer for the sole purpose of documenting the NPV Value.

(e)        The Seller hereby authorizes the Buyer to file financing statements or take any other action required to perfect the Buyer’s security interests (i) in the Collateral other than the Product Collateral, at any time during which the Collateral Sharing Agreement remains in effect, with notice to the Seller, or (ii) in the Product Collateral, at any time following the first Marketing Approval of the Product; in either case, in all appropriate jurisdictions to perfect or protect the Buyer’s interest or rights hereunder, including a notice that any disposition of the Collateral, except to the extent permitted by the terms of this Agreement, by the Seller, or any other Person, shall be deemed to violate the rights of the Buyer under the Code. The Seller further agrees to procure, deliver or execute and deliver to the Buyer, from time to time, all additional security agreements, instruments and documents, including the Intellectual Property Security Agreement, each in form and substance reasonably satisfactory to the Buyer, to perfect or protect the Buyer’s security interests in the Collateral in accordance with this Section 1.5(e).

ARTICLE 2

CLOSING

Section 2.1      Closing.  The Closing shall take place on the Business Day after the date on which the conditions set forth in Article 4 have been satisfied, or at such other place, time and date as the parties hereto may mutually agree. Subject to the provisions of Article 8, failure to consummate the sale, transfer, assignment and conveyance of the Revenue Participation Right as provided in this Article 2 on the date determined pursuant to this Section 2.1 shall not result in a termination of this Agreement and shall not relieve either party hereto of any of its respective obligations hereunder.

Section 2.2      Payment of Purchase Price.  At the Closing, the Buyer shall deliver (or cause to be delivered) payment of the Purchase Price to the Seller by wire transfer of immediately available funds to one or more accounts specified by the Seller.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1      Seller’s Representations and Warranties.  The Seller represents and warrants to the Buyer that as of the date hereof:

(a)        Existence; Good Standing.  The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Seller is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and

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assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in corporate good standing has not and would not reasonably be expected to have, either individually or in the aggregate, a material adverse effect upon the Seller, the Product, the Vosaroxin Product Rights, the Payment Stream or the Revenue Participation Right.

(b)        Authorization.  The Seller has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents. The execution, delivery and performance of this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Seller.

(c)        Enforceability.  Each of the Transaction Documents has been duly executed and delivered by an authorized officer of the Seller and constitutes the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law).

(d)        No Conflicts.  The execution, delivery and performance by the Seller of each of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby do not and will not (i) contravene or conflict with the certificate of incorporation or bylaws of the Seller, (ii) contravene or conflict with or constitute a material default under any law binding upon or applicable to the Seller or (iii) contravene or conflict with or constitute a material default under any material contract, including the Loan and Security Agreement, or other material agreement or Judgment binding upon or applicable to the Seller.

(e)        Consents.  Except for the consents that have been obtained on or prior to the Closing or filings required by the federal securities laws or stock exchange rules, no consent, approval, license, order, authorization, registration, declaration or filing with or of any Governmental Entity or other Person is required to be done or obtained by the Seller in connection with (i) the execution and delivery by the Seller of this Agreement and the other Transaction Documents, (ii) the performance by the Seller of its obligations under this Agreement and the other Transaction Documents or (iii) the consummation by the Seller of any of the transactions contemplated by this Agreement and the other Transaction Documents.

(f)        No Litigation.  The Seller is not a party to, and has not received notice of, any action, suit, investigation or proceeding pending before any Governmental Entity and, to the Knowledge of the Seller, no such action, suit, investigation or proceeding has been threatened against the Seller, that, individually or in the aggregate, would, if determined adversely, reasonably be expected to prevent or adversely affect (i) the ability of the Seller to enter into and to perform its obligations under each of the Transaction Documents, (ii) the Seller’s rights in or to the Vosaroxin Product Rights or (iii) after the Closing, the Buyer’s rights with respect to the Revenue Participation Right.

(g)        Compliance with Laws.  The Seller is not in violation of, and to the Knowledge of the Seller, the Seller is not under investigation with respect to, nor has the Seller

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been threatened to be charged with or given notice of any violation of, any law or Judgment applicable to the Seller, which violation would reasonably be expected to adversely affect the Seller’s rights in or to the Vosaroxin Product Rights or, after the Closing, the Buyer’s rights with respect to the Revenue Participation Right hereunder.

(h)        Dainippon Agreement.  Attached hereto as Exhibit C is a true, correct and complete copy of the Dainippon Agreement.

(i)        No Other Agreements.  Except as set forth on Schedule 3.1(h)(i) of the Disclosure Schedule, the Dainippon Agreement is the only agreement, instrument, arrangement, waiver or understanding between the Seller (or any Affiliate thereof), on the one hand, and Dainippon (or any predecessor or Affiliate thereof), on the other hand, relating to the subject matter thereof, and there are no other agreements, instruments, arrangements, waivers or understandings between the Seller (or any Affiliate thereof), on the one hand, and Dainippon (or any predecessor or Affiliate thereof), on the other hand, that relate to the Vosaroxin Product Rights or any Product (including without limitation, the development, commercialization or promotion thereof). A true, correct and complete copy of each of the agreements, instruments, arrangements or understandings set forth on Schedule 3.1(h)(i) of the Disclosure Schedule has been provided by the Seller prior to the date hereof and is attached as an Exhibit to the Disclosure Schedule. Except as set forth on Schedule 3.1(h)(i) of the Disclosure Schedule, the Seller and Dainippon have not made or granted any amendment or waiver of any provision of the Dainippon Agreement.

(ii)       Sublicenses.  Other than the Manufacturing Agreements and except as set forth on Schedule 3.1(h)(ii) of the Disclosure Schedule, the Seller has not entered into or executed a sublicense or other out-license with any other Person in respect of the Vosaroxin Product Rights or a Product.

(iii)      Validity and Enforceability of Dainippon Agreement.  The Dainippon Agreement is a valid and binding obligation of the Seller and Dainippon. The Dainippon Agreement is enforceable against each of the parties thereto in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law). The Seller has not received any notice in connection with the Dainippon Agreement challenging the validity, enforceability or interpretation of any provision of such agreement.

(iv)      No Liens or Assignments by the Seller.  Except as set forth in Schedule 3.1(h)(iv) of the Disclosure Schedule, the Seller has not, except for Permitted Liens or as contemplated hereby, conveyed, assigned or in any other way transferred or granted any liens upon or security interests with respect to all or any portion of the Revenue Participation Right or the Collateral.

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(v)       No Termination.  The Seller has not (A) given Dainippon any notice of termination of the Dainippon Agreement (whether in whole or in part) or any notice expressing any intention or desire to terminate the Dainippon Agreement or (B) received from Dainippon any notice of termination of the Dainippon Agreement (whether in whole or in part) or any notice expressing any intention or desire to terminate the Dainippon Agreement. To the Knowledge of the Seller, no event has occurred that would give rise to the expiration or a right of termination of the Dainippon Agreement pursuant to Article 22 thereof or otherwise.

(vi)      No Breaches or Defaults.  There is and has been no material breach or default under any provision of the Dainippon Agreement either by the Seller or, to the Knowledge of the Seller, by Dainippon (or any predecessor thereof), and there is no event that upon notice or the passage of time, or both, would reasonably be expected to give rise to any breach or default either by the Seller or, to the Knowledge of the Seller, by Dainippon (or any predecessor thereof).

(vii)     Payments Made.  The Seller has made all payments to Dainippon required under the Dainippon Agreement as of the date hereof.

(viii)    No Assignments by Dainippon.  The Seller has not consented to any assignment by Dainippon of any of the Seller’s rights or obligations under the Dainippon Agreement and, to the Knowledge of the Seller, Dainippon has not assigned any of Dainippon’s rights or obligations under the Dainippon Agreement to any Person.

(ix)      No Indemnification Claims.  The Seller has not notified Dainippon or any other Person of any claims for indemnification under the Dainippon Agreement nor has the Seller received any claims for indemnification under the Dainippon Agreement, whether pursuant to Article 17 thereof or otherwise.

(x)       No Infringement.  The Seller has not received any written notice from, or given any written notice to, Dainippon pursuant to Article 28 of the Dainippon Agreement or otherwise, regarding any infringement of any of the Vosaroxin Patent Rights. To the Knowledge of the Seller, but without inquiry, no Third Party is making, using, selling, offering for sale, importing or exporting anything in material violation of any of the Vosaroxin Patent Rights.

(i)        Manufacturing Agreements.  Attached hereto as Exhibit D are true, correct and complete copies of the Manufacturing Agreements.

(i)        Validity and Enforceability of the Manufacturing Agreements.  The Manufacturing Agreements are valid and binding obligations of the Seller and the counterparties thereto. The Manufacturing Agreements are enforceable

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against each of the parties thereto in accordance with their respective terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law). The Seller has not received any notice in connection with a Manufacturing Agreement challenging the validity, enforceability or interpretation of any provision of such agreement.

(ii)       No Breaches or Defaults.  There is and has been no material breach or default under any provision of the Manufacturing Agreements either by the Seller or, to the Knowledge of the Seller, by the respective counterparty (or any predecessor thereof) thereto, and there is no event that upon notice or the passage of time, or both, would reasonably be expected to give rise to any breach or default either by the Seller or, to the Knowledge of the Seller, by the respective counterparty to such agreement.

(iii)      Payments Made.  The Seller has made all payments to the respective counterparty required under each Manufacturing Agreement as of the date hereof.

(iv)      No Amendments or Waivers.  The Seller and the respective counterparty thereto have not made or granted any amendment or waiver of any provision of the Manufacturing Agreements.

(v)       No Indemnification Claims.  The Seller has not notified the respective counterparty to each Manufacturing Agreement or any other Person of any claims for indemnification under the Manufacturing Agreements nor has the Seller received any claims for indemnification under the Manufacturing Agreements, whether pursuant to Article 6 of the AAI Manufacturing Agreement or Article 12 of the Albany Manufacturing Agreement, or otherwise.

(j)        Title to Revenue Participation Right.  Upon the Closing, the Buyer will have acquired, subject to the terms and conditions set forth in this Agreement and the Dainippon Agreement, good and marketable title to the Revenue Participation Right, free and clear of all Liens (other than, subject to Section 9.6, Liens created by the Buyer).

(k)        Intellectual Property.

(i)        The use and/or manufacture of the compound identified on Schedule 9.1 hereto is within the literal scope of at least one Valid Claim of at least each of the Patents identified by a “ 1” on Schedule 3.1(k)(iv) of the Disclosure Schedule.

(ii)       The manufacture of the Clinical Trial Product is within the literal scope of at least one Valid Claim of at least each of the Patents identified by a “2” on Schedule 3.1(k)(iv) of the Disclosure Schedule.

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(iii)      The use of the Clinical Trial Product, together with cytarabine, in the treatment of acute myelogenous leukemia is within the literal scope of at least one Valid Claim of at least each of the Patents identified by a “3” on Schedule 3.1(k)(iv) of the Disclosure Schedule.

(iv)      Schedule 3.1(k)(iv) of the Disclosure Schedule lists all of the currently existing Patents included within the Vosaroxin Patent Rights. Except as set forth on Schedule 3.1(k)(iv), the Seller is the registered owner of all of the Vosaroxin Patent Rights. Schedule 3.1(k)(iv) of the Disclosure Schedule specifies as to each listed patent or patent application (A) the jurisdictions by or in which each such Vosaroxin Patent Right has issued as a patent or a patent application has been filed, including the respective patent or application numbers, and (B) any other Person owning or having an interest in such Vosaroxin Patent Right, including the nature of such interest.

(v)        Except as set forth in Schedule 3.1(k)(v) of the Disclosure Schedule, the Seller has not received written notice of, and is not a party to, any pending, and to the Knowledge of the Seller there are no threatened, litigations, interferences, reexaminations, oppositions or like procedures involving any of the Vosaroxin Patent Rights.

(vi)      All of the issued patents within the Vosaroxin Patent Rights are in full force and effect and have not lapsed, expired or otherwise terminated. The Seller has not received any written notice relating to the lapse, expiration or other termination of any of the issued patents within the Vosaroxin Patent Rights or any written legal opinion that alleges that an issued patent within any of the Vosaroxin Patent Rights is invalid or unenforceable.

(vii)     The Seller has not received any written notice that there is any, and, to the Knowledge of the Seller, there is no, Person who is or claims to be an inventor under any of the Vosaroxin Patent Rights who is not a named inventor thereof.

(viii)    The Seller has not and, to the Knowledge of the Seller, Dainippon has not received any written notice of any claim by any Person challenging inventorship or ownership of, the rights of the Seller in and to, or the patentability, validity or enforceability of, the Vosaroxin Patent Rights, or asserting that the development, manufacture, importation, sale, offer for sale or use of a Product infringes or will infringe such Person’s patents or other intellectual property rights.

(ix)      To the Knowledge of the Seller, the discovery and development of the Products did not and has not, as of the date hereof, infringed, violated or misused any patent or other intellectual property rights.

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(x)        (A) To the Knowledge of the Seller, no patent rights of any Person (other than the Seller or Dainippon) issued as of the date hereof have been, or are or will be infringed by the manufacture, use, offer for sale, importation, sale or use of a Product, and (B) to the Knowledge of the Seller, but without inquiry, no Person is infringing any of the Vosaroxin Patent Rights.

(xi)      The Seller or Dainippon has paid all maintenance fees, annuities and like payments required as of the date hereof with respect to the Vosaroxin Patent Rights.

(l)        Code Representation and Warranties.  The Seller’s exact legal name is, and for the immediately preceding ten years has been, “Sunesis Pharmaceuticals, Inc.” The Seller is, and for the prior ten years has been, incorporated in the State of Delaware.

(m)      Brokers’ Fees.  There is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of the Seller who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

(n)       Public Company Reporting Obligations.  The Seller has filed or furnished (as applicable) with or to the SEC all registration statements, forms, reports, certifications and other documents required to be filed or furnished by the Seller with or to the SEC since the Seller became a SEC reporting company (all such registration statements, forms, reports, certifications and other documents (including those that the Seller may file or furnish after the date hereof until the Closing) are referred to herein as the “Seller SEC Documents”). All of the Seller SEC Documents are publicly available on the SEC’s EDGAR system. The Seller SEC Documents (i) were filed or furnished on a timely basis, (ii) at the time filed or furnished, were prepared in compliance as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Seller SEC Documents, and (iii) did not at the time they were filed or furnished contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Seller SEC Documents or necessary in order to make the statements in such Seller SEC Documents, in the light of the circumstances under which they were made, not misleading. The Seller’s financial statements included within the Seller SEC Documents have been prepared in accordance with accounting principles generally accepted in the United States and such financial statements do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading at the time made.

Section 3.2      Buyer’s Representations and Warranties.  The Buyer represents and warrants to the Seller that as of the date hereof:

(a)      Existence; Good Standing.  The Buyer is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

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(b)        Authorization.  The Buyer has the requisite trust right, power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Buyer.

(c)        Enforceability.  This Agreement has been duly executed and delivered by an authorized person of the owner trustee of the Buyer and constitutes the valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law).

(d)        No Conflicts.  The execution, delivery and performance by the Buyer of this Agreement do not and will not (i) contravene or conflict with the organizational documents of the Buyer, (ii) contravene or conflict with or constitute a default under any material provision of any law binding upon or applicable to the Buyer or (iii) contravene or conflict with or constitute a default under any material contract or other material agreement or Judgment binding upon or applicable to the Buyer.

(e)        Consents.  No consent, approval, license, order, authorization, registration, declaration or filing with or of any Governmental Entity or other Person is required to be done or obtained by the Buyer in connection with (i) the execution and delivery by the Buyer of this Agreement, (ii) the performance by the Buyer of its obligations under this Agreement, other than the filing of financing statement(s) in accordance with Section 1.5, or (iii) the consummation by the Buyer of any of the transactions contemplated by this Agreement.

(f)        No Litigation.  There is no action, suit, investigation or proceeding pending or, to the knowledge of the Buyer, threatened before any Governmental Entity to which the Buyer is a party that would, if determined adversely, reasonably be expected to prevent or materially and adversely affect the ability of the Buyer to perform its obligations under this Agreement.

(g)        Financing.  The Buyer has, and at the Closing will have, sufficient cash on hand to pay the entire Purchase Price. The Buyer acknowledges that its obligations under this Agreement are not contingent on obtaining financing.

(h)        Brokers’ Fees.  There is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of the Buyer who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

ARTICLE 4

CONDITIONS TO CLOSING

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Section 4.1      Conditions to the Buyer’s Obligations.  The obligations of the Buyer to consummate the transactions contemplated hereunder on the Closing Date are subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions precedent:

(a)        There shall have occurred a Completion of the Study-as-Planned Triggering Event, an Expansion of Enrollment Triggering Event or a Terminate for Efficacy Triggering Event.

(b)        In the event of an occurrence of a Completion of the Study-as-Planned Triggering Event, within [ * ] Business Days of such occurrence or, if the Seller fails to comply with its obligations under Section 5.1(c) within the time periods set forth therein, then such longer period as shall be required for the Seller to comply with such obligations, the Buyer shall have delivered a written notice to the Seller electing to proceed with the Closing.

(c)        The Seller shall have complied with Section 5.1 of this Agreement.

(d)        The Seller and the Venture Lenders shall have executed all documents, instruments and agreements required under the Loan and Security Agreement to permit the transactions contemplated by this Agreement, and all such documents, instruments and agreements shall be in full force and effect.

(e)        The Intellectual Property Security Agreement shall be in full force and effect.

(f)        The Collateral Sharing Agreement shall be in full force and effect.

(g)        The Seller shall have delivered to the Buyer standard corporate existence and authority opinions in respect of the Seller, enforceability opinions on this Agreement, an opinion that this Agreement does not conflict with the Dainippon Agreement or the Loan and Security Agreement and an opinion as to the Buyer’s duly perfected security interest in the Collateral, each opinion from counsel to the Seller and in a form previously agreed upon by the Seller and the Buyer.

(h)        The Seller shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required to be performed and complied with by it under this Agreement at or prior to the Closing Date, and the Buyer shall have received a certificate executed by a duly authorized officer of the Seller on the Closing Date certifying on behalf of the Seller to the effect of the foregoing.

(i)        The representations and warranties of the Seller contained in Section 3.1 shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of a particular date, in which case it shall be true and correct in all material respects as of such date; provided, that to the extent that any such representation or warranty is qualified by the term “material,” such representation or warranty (as so written, including the term “material”) shall be

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true and correct in all respects as of the Closing Date or such other date, as applicable, and the Buyer shall have received a certificate executed by an authorized officer of the Seller on the Closing Date certifying on behalf of the Seller to the effect of the foregoing.

(j)        No event or events shall have occurred, or be reasonably likely to occur, that, individually or in the aggregate, have had or would reasonably be expected to result in (or, with the giving of notice, the passage of time or otherwise, would result in) (i) a default by the Seller under the Loan and Security Agreement or (ii) a material adverse effect on the business, operations or financial condition of the Seller, including upon the Product, the Vosaroxin Product Rights or the Payment Stream. The Buyer shall have received a certificate executed by a duly authorized officer of the Seller on the Closing Date certifying on behalf of the Seller to the effect of the foregoing.

(k)        There shall not have been issued and be in effect any Judgment of any Governmental Entity enjoining, preventing or restricting the consummation of the transactions contemplated by this Agreement.

(l)        There shall not have been instituted or be pending any action or proceeding by any Governmental Entity or any other Person (i) challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated hereby, (ii) seeking to obtain material damages in connection with the transactions contemplated hereby or (iii) seeking to restrain or prohibit the Buyer’s purchase of the Payment Stream.

(m)        The Buyer shall have received a certificate of the Secretary or an Assistant Secretary of the Seller, dated the Closing Date, certifying as to (i) the incumbency of each officer of the Seller executing this Agreement and the Security Agreement and (ii) the attached copies of the Seller’s certificate of incorporation, bylaws and resolutions adopted by the Seller’s board of directors authorizing the execution and delivery by the Seller of this Agreement and the Security Agreement and the consummation by the Seller of the transactions contemplated hereby and thereby.

(n)        The Buyer shall have received a valid, properly executed Internal Revenue Service Form W-9 certifying that the Seller is exempt from U.S. federal withholding Tax and “backup” withholding Tax.

Section 4.2      Conditions to the Seller’s Obligations.  The obligations of the Seller to consummate the transactions contemplated hereunder on the Closing Date are subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions precedent:

(a)        The Buyer shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required to be performed and complied with by it under this Agreement at or prior to the Closing Date, and the Seller shall have received a certificate executed by a duly authorized person of the owner trustee of the Buyer on the Closing Date certifying on behalf of the Buyer to the effect of the foregoing.

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(b)        There shall have occurred a Completion of the Study-as-Planned Triggering Event, an Expansion of Enrollment Triggering Event or a Terminate for Efficacy Triggering Event.

(c)        In the event of an occurrence of a Completion of the Study-as-Planned Triggering Event, within [ * ] Business Days of such occurrence or, if the Seller fails to comply with its obligations under Section 5.1(c) within the time periods set forth therein, then such longer period as shall be required for the Seller to comply with such obligations, the Buyer shall have delivered a written notice to the Seller electing to proceed with the Closing.

(d)        The representations and warranties of the Buyer contained in Section 3.2 shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of a particular date, in which case it shall be true and correct in all material respects as of such date; provided, that to the extent that any such representation or warranty is qualified by the term “material,” such representation or warranty (as so written, including the term “material”) shall be true and correct in all respects as of the Closing Date or such other date, as applicable, and the Seller shall have received a certificate executed by a duly authorized person of the owner trustee of the Buyer on the Closing Date certifying on behalf of the Buyer to the effect of the foregoing.

(e)        There shall not have been issued and be in effect any Judgment of any Governmental Entity enjoining, preventing or restricting the consummation of the transactions contemplated by this Agreement.

(f)        There shall not have been instituted or be pending any action or proceeding by any Governmental Entity or any other Person (i) challenging or seeking to make illegal, to delay materially or otherwise directly or indirectly to restrain or prohibit the consummation of the transactions contemplated hereby, (ii) seeking to obtain material damages in connection with the transactions contemplated hereby or (iii) seeking to restrain or prohibit the Buyer’s purchase of the Payment Stream.

(g)        The Seller shall have received a certificate of an authorized person of the owner trustee of the Buyer, dated the Closing Date, certifying as to the incumbency of the officers executing this Agreement on behalf of the Buyer.

(h)        The Seller shall have received a valid, properly executed Internal Revenue Service Form W-8BEN certifying that the Buyer is exempt from U.S. federal withholding Tax under a United States income Tax treaty, or other appropriate form in order to avoid Tax withholding.

ARTICLE 5

COVENANTS

Section 5.1      DSMB Matters and Clinical Trial Results.

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(a)        Within [ * ] Business Days of the Seller’s receipt of the DSMB Notice, the Seller shall provide a true and complete copy thereof to the Buyer.

(b)        If the DSMB issues a DSMB Terminate for Efficacy Notice or a DSMB Expansion of Enrollment Notice, the Seller agrees to provide the Buyer with reasonable access to its personnel (including its officers and directors), the Seller’s statistical services provider(s) for the Clinical Study, members of the Clinical Study’s steering committee, members of the DSMB and the Seller’s manufacturing contractors (collectively, the “Clinical Trial Experts”) to discuss such DSMB Notice, the recommendation contained therein and the substance thereof, in all cases during normal business hours and as may be reasonably requested; provided, however, that, if the DSMB issues a DSMB Expansion of Enrollment Notice, the Buyer shall not be entitled to receive, nor shall the Seller be required to seek, information from the DSMB that would result in the Clinical Trial becoming unblinded or that otherwise would be reasonably expected to have a material adverse effect on the Clinical Trial.

(c)        If the DSMB issues a DSMB Continuation of the Study Notice, then:

(i)        Within [ * ] Business Days of the Seller’s receipt of the Clinical Trial Completion Notice, the Seller shall provide a true and complete copy thereof to the Buyer.

(ii)       Within [ * ] Business Days of the Buyer’s receipt of such copy of the Clinical Trial Completion Notice, the Buyer shall provide an initial list of Clinical Trial Experts to which the Buyer will seek access following the Completion of the Study-as-Planned Triggering Event.

(iii)      Within [ * ] Business Days of the Seller’s receipt of the Clinical Trial Results Analyses, the Seller shall provide a true and complete copy thereof to the Buyer.

(iv)      During the [ * ] Business Day period following the satisfaction of the Completion of the Study-as-Planned Triggering Event:

(1)        The Seller shall provide the Buyer access to (A) the clinical trial results and data generated during the Clinical Trial, including all primary and secondary endpoints and safety information, and all analyses thereof, including minutes of meetings of the DSMB, (B) results and data from other clinical or preclinical testing of the Clinical Trial Product, and all analyses thereof, in the case of (A) and (B) solely to the extent then possessed by the Seller or to which the Seller has access and in a format reasonably suitable for the Buyer’s review ((A) and (B), the “Additional Product Information”).

(2)        The Seller shall promptly, but in any event within [ * ] Business Days following its completion or receipt thereof, provide the Buyer with a copy of (A) any formal analysis prepared by or for the Seller

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following the Completion of the Study-as-Planned Triggering Event relating to whether the Clinical Trial achieved its primary and secondary endpoints and the results and data supporting such determination and (B) all reports and formal recommendations, if any, related to the unblinding analyses that are provided to the Seller by the DSMB and the Clinical Study’s steering committee following the Completion of the Study-as-Planned Triggering Event ((A) and (B) collectively, the “Post-Trial Reports”).

(3)        The Seller shall provide the Buyer with reasonable access to the Clinical Trial Experts to discuss the Clinical Trial Results Analyses, the Additional Product Information and the Post-Trial Reports and the Buyer’s interpretations of all of the foregoing, in all cases during normal business hours and as soon as reasonably practicable after, but in any event (A) for requests by the Buyer made in accordance with Section 5.1(c)(ii), within [ * ] Business Days after the Completion of the Study-as-Planned Triggering Event and (B) for all other requests by the Buyer, including follow-up requests, within [ * ] Business Days after, Buyer’s notice to the Seller requesting such access.

(d)        From and after the date hereof, the Seller shall consult with the Buyer in connection with the preparation and submission of any written response to the DSMB and the Seller shall provide copies of any material correspondence between the Seller and the DSMB to the Buyer, as soon as practicable and in any event not less than [ * ] Business Days following such delivery or receipt.

Section 5.2      Disclosures.  Except for a press release previously approved in form and substance by the Seller and the Buyer or any other public announcement using substantially the same text as such press release, neither the Buyer nor the Seller shall, and each party hereto shall cause its respective Representatives, Affiliates and Affiliates’ Representatives not to, issue a press release or other public announcement or otherwise make any public disclosure with respect to this Agreement or the subject matter hereof without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld or delayed), except as may be required by applicable law or stock exchange rule (in which case the party hereto required to make the press release or other public announcement or disclosure shall, to the extent practicable, allow the other party hereto reasonable time to comment on such press release or other public announcement or disclosure in advance of such issuance).

Section 5.3      Payments Received In Error.

(a)        If the Buyer becomes entitled to any payment from any other Person, including any Permitted Licensee, pursuant to the terms of this Agreement and such payment is nevertheless made to the Seller, the Seller shall pay over to the Buyer, promptly (and in any event within [ * ] Business Days) after the receipt thereof, the amount of such payment received by wire transfer to an account designated in writing by the Buyer. In such event, the Seller shall (i) until paid to the Buyer, hold such payment received in trust for the benefit of the Buyer and

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(ii) have no right, title or interest in such payment and shall not pledge or otherwise grant any security interest therein.

(b)        If the Seller becomes entitled to any payment from any other Person, including any Permitted Licensee, and such payment is nevertheless made to the Buyer, the Buyer shall pay over to the Seller, promptly (and in any event within [ * ] Business Days) after the receipt thereof, the amount of such payment received by wire transfer to an account designated in writing by the Seller. In such event, the Buyer shall (i) until paid to the Seller, hold such payment received in trust for the benefit of the Seller and (ii) have no right, title or interest in such payment and shall not pledge or otherwise grant any security interest therein.

Section 5.4      Participation Payments; Revenue Participation Reports.

(a)        The Seller shall pay to the Buyer the Participation Payments on Net Sales for each calendar quarter promptly, but in any event (i) with respect to Net Sales by a Third Party licensee of the Seller, within [ * ] Business Days after Seller’s receipt from such licensee of royalty payments on account of such Net Sales, provided that (A) the Seller shall use commercially reasonable efforts to collect all such royalty payments when due and (B) the Seller shall pay to the Buyer simultaneously with a Participation Payment in respect of Net Sales under a license agreement, interest of [ * ]% over the Prime Rate on such Participation Payment(s) accruing from the [ * ] calendar day after the end of such calendar quarter, and (ii) with respect to Net Sales by the Seller or its Affiliate, no later than [ * ] calendar days after the end of such calendar quarter.

(b)        The Seller shall make all payments required to be made by it to the Buyer pursuant to this Agreement in U.S. dollars by wire transfer of immediately available funds, without set-off, reduction or deduction or withholding for or on account of any Taxes (provided that the Buyer has provided to the Seller the appropriate form referenced in Section 4.2(h) hereof), to the bank account designated in writing from time to time by the Buyer.

(c)        If the Seller fails, or expects to fail, to satisfy any of its payment obligations owed to the Buyer pursuant to this Agreement when such obligations are due, the Seller shall send a notice to the Buyer (a “Late Payment Notice”) disclosing such failure or expected failure. If the Seller sends a Late Payment Notice to the Buyer, the Seller’s failure to satisfy any of its payment obligations during a calendar year will not be considered a breach of this Agreement and the Buyer hereby agrees not to exercise its remedies under this Agreement until the Seller has been delinquent in its payment obligations for an aggregate of [ * ] calendar days in such calendar year. Notwithstanding the foregoing, a late fee of [ * ]% over the Prime Rate will accrue on all unpaid amounts from the date such obligations were due. The imposition and payment of a late fee shall not constitute a waiver of the Buyer’s rights with respect to such payment default.

(d)        Prior to or simultaneously with each payment of the Participation Payments, the Seller shall deliver a written report setting forth in reasonable detail, the calculation of the Participation Payments payable to the Buyer for such calendar quarter identifying, on a country-by-country basis, the Products sold by the Seller and its Affiliates and

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any licensees, and the calculation of all deductions from gross sales to determine Net Sales and Participation Payments due to the Buyer (the “Revenue Participation Report”). The Revenue Participation Report shall be in substantially the form attached to this Agreement as Exhibit E.

Section 5.5      Inspections and Audits of the Seller.  Following the Closing, upon reasonable prior written notice and during normal business hours, the Buyer may cause an inspection and/or audit by an independent public accounting firm reasonably acceptable to the Seller to be made of the Seller’s books of account for the three calendar years prior to the audit, no more frequently than once per calendar year, for the purpose of determining the correctness of Participation Payments made under this Agreement. Upon the Buyer’s request, the Seller shall exercise any rights it may have to cause an inspection and/or audit by an independent public accounting firm to be made of any Third Party licensee’s books of account for the purpose of determining the correctness of Participation Payments made under this Agreement. All of the expenses of any inspection or audit requested by the Buyer hereunder (including the fees and expenses of such independent public accounting firm designated for such purpose) shall be borne by (i) the Buyer, if the independent public accounting firm determines that Participation Payments previously paid were incorrect by an amount less than or equal to [ * ]% of the Participation Payments actually paid or (ii) the Seller, if the independent public accounting firm determines that Participation Payments previously paid were incorrect by an amount greater than [ * ]% of the Participation Payments actually paid. Any such accounting firm shall not disclose the Seller’s or its licensee’s confidential information to the Buyer, except to the extent such disclosure is either necessary to determine the correctness of Participation Payments or otherwise would be included in a Revenue Participation Report. All information obtained by the Buyer as a result of any such inspection or audit shall be Confidential Information subject to Article 7.

Section 5.6      Intellectual Property Matters.

(a)        The Seller shall promptly inform the Buyer of any suspected infringement by a Third Party of any Vosaroxin Patent Right, and the Seller shall notify Dainippon of suspected infringement of any Vosaroxin Patent Right in accordance with Section 12.02 of the Dainippon Agreement. The Seller shall provide to the Buyer a copy of any written notice of any suspected infringement of the Vosaroxin Patent Rights delivered or received by the Seller under Section 12.02 of the Dainippon Agreement or otherwise, as well as copies of material correspondence related thereto, as soon as practicable and in any event not more than [ * ] Business Days following such delivery or receipt.

(b)        Prior to initiating, or permitting the initiation of, an enforcement action regarding any suspected infringement by a Third Party of any Vosaroxin Patent Right, the Seller shall provide the Buyer with written notice of such enforcement action.

(c)        If the Seller recovers monetary damages from a Third Party in an action brought for such Third Party’s infringement of any of the Vosaroxin Patent Rights, where such damages, whether in the form of judgment or settlement, result from such infringement of such Vosaroxin Patent Rights, such recovery will be allocated first to the reimbursement of any expenses incurred by the Seller or Dainippon or a Permitted Licensee in such litigation, and any remaining amounts will be treated as Net Sales by the Seller. All costs and expenses (including

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attorneys’ fees and expenses) incurred by a party hereto in connection with any enforcement action shall be borne by such party.

(d)        Prior to abandoning any of the Vosaroxin Patent Rights in a Major Country for which the Seller is responsible for prosecution, the Seller shall provide the Buyer with written notice of, and consult with the Buyer regarding, such contemplated abandonment.

Section 5.7      Efforts to Complete Clinical Trial and Commercialize the Product.  Subject to the terms and conditions of this Agreement, the Seller will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary to promptly complete the Clinical Trial and commercialize a Product.

Section 5.8      Efforts to Consummate Transactions.  Subject to the terms and conditions of this Agreement, each of the Seller and the Buyer will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary under applicable law to consummate the transactions contemplated by this Agreement. Each of the Buyer and the Seller agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

Section 5.9      Further Assurances.  After the Closing, the Seller and the Buyer agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to give effect to the transactions contemplated by this Agreement.

Section 5.10    Dainippon Agreement and In-Licenses.

(a)        The Seller shall not send any material written notice or correspondence to Dainippon relating to, or involving, the Product, the Vosaroxin Patent Rights or the Dainippon Agreement and that could reasonably be expected to adversely affect the Revenue Participation Right in any material respect unless the Seller provides the Buyer with [ * ] days prior written notice of such communication and consults with the Buyer regarding the contents thereof. Promptly following the receipt by the Seller of any report, notice or correspondence under the Dainippon Agreement that could reasonably be expected to adversely affect the Revenue Participation Right in any material respect, the Seller shall furnish a copy of such notice or correspondence to the Buyer.

(b)        The Seller shall provide the Buyer with [ * ] days prior written notice and consult with the Buyer in connection therewith, prior to executing or agreeing to execute any proposed amendment, supplement, modification or waiver (a “Modification”) of any provision of the Dainippon Agreement that could reasonably be expected to adversely affect the Revenue Participation Right in any material respect. Subject to the foregoing, promptly, and in any event within [ * ] Business Days, following receipt by the Seller of a fully executed Modification to the Dainippon Agreement, the Seller shall furnish a copy of such Modification to the Buyer.

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(c)        The Seller shall comply in all material respects with its obligations under the Dainippon Agreement and shall not take any action or forego any action that would reasonably be expected to constitute a material breach thereof. Promptly, and in any event within [ * ] Business Days, after receipt of any (written or oral) notice from Dainippon or its Affiliates of an alleged breach by the Seller under the Dainippon Agreement, the Seller shall give notice thereof to the Buyer, including delivering the Buyer a copy of any such written notice. The Seller shall use its reasonable best efforts to cure any breaches by it under the Dainippon Agreement and shall give written notice to the Buyer upon curing any such breach.

(d)        Promptly (and in any event within [ * ] Business Days) after the Seller becomes aware of, or comes to believe in good faith that there has been, a breach of the Dainippon Agreement by Dainippon, the Seller shall provide notice of such breach to the Buyer. In addition, the Seller shall provide to the Buyer a copy of any written notice of breach or alleged breach of the Dainippon Agreement delivered by the Seller to Dainippon as soon as practicable and in any event not less than [ * ] Business Days following such delivery.

(e)        In the case of any breach by Dainippon referred to in the foregoing Section 5.10(d), the Seller shall consult with the Buyer regarding the timing, manner and conduct of any enforcement of Dainippon’s obligations under the Dainippon Agreement.

(f)        The Seller shall provide the Buyer with the same reports, meeting privileges, forecasts, regulatory updates and other deliverables mutatis mutandis as those provided to Dainippon pursuant to Sections 5.01, 5.02, 5.04, 6.04(ii), 9.03 and 9.04 of the Dainippon Agreement.

Section 5.11    Manufacturing Agreements.

(a)        The Seller shall comply in all material respects with its obligations under the Manufacturing Agreements and shall not take any action or forego any action that would reasonably be expected to constitute a material breach thereof. Promptly, and in any event within [ * ] Business Days, after receipt of any (written or oral) notice from each of the parties thereto or their Affiliates of an alleged breach by the Seller under a Manufacturing Agreement, the Seller shall give notice thereof to the Buyer, including delivering the Buyer a copy of any such written notice. The Seller shall use its reasonable best efforts to cure any breaches by it under the Manufacturing Agreement and shall give written notice to the Buyer upon curing any such breach.

(b)        Promptly (and in any event within [ * ] Business Days) after the Seller becomes aware of, or comes to believe in good faith that there has been, a breach of either of the Manufacturing Agreements by the counterparty thereto, the Seller shall provide notice of such breach to the Buyer. In addition, the Seller shall provide to the Buyer a copy of any written notice of breach or alleged breach of the Manufacturing Agreement delivered by the Seller to the counterparty thereto as soon as practicable and in any event not less than [ * ] Business Days following such delivery. In the case of a breach by a counterparty to the Manufacturing

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Agreements, the Seller shall consult with the Buyer regarding the timing, manner and conduct of any enforcement of such counterparty’s obligations under the Manufacturing Agreement.

(c)        Promptly, and in any event within [ * ] Business Days, following receipt by the Seller of a fully executed Modification to either of the Manufacturing Agreements, the Seller shall furnish a copy of such Modification to the Buyer.

Section 5.12    Out-Licenses.

(a)        Subject to compliance with this Section 5.12, the Seller may license (but not assign or otherwise convey title to, except pursuant to Section 9.6) all or a portion of the Vosaroxin Product Rights to a Third Party (a “Permitted Licensee”) to develop, manufacture, promote, market, use, sell, offer for sale, import or distribute Product(s) in all or any portion of the Territory without the Buyer’s prior written consent (any such license, a “Permitted License”).

(b)        The Seller shall provide to the Buyer copies of near-final draft term sheets related to any license contemplated by Section 5.12(a) of rights in a Major Country or any Modification thereof at least [ * ] Business Days prior to the execution thereof. If the Seller and such potential Third Party licensee do not execute a term sheet prior to exchanging draft definitive transaction documents relating to any license contemplated by Section 5.12(a) or any Modification thereof, then the Seller shall promptly (and in any event within [ * ] Business Days) provide to the Buyer a copy of such initially exchanged draft transaction documents or such Modification. The Seller shall promptly (and in any event within [ * ] Business Days) provide to the Buyer copies of all final term sheets and final transaction documents related to any license contemplated by Section 5.12(a) or any Modification thereof.

(c)        The Seller hereby agrees (i) to cause any license contemplated by Section 5.12(a) to [ * ] that are consistent in all material respects with [ * ] and (ii) to cause any license contemplated by Section 5.12(a) to [ * ] on terms and conditions consistent in all material respects with [ * ]. The Seller further agrees to use commercially reasonable efforts (i) to cause any license contemplated by Section 5.12(a) to require the Third Party licensee thereto to [ * ] that are consistent in all material respects with [ * ] and (ii) to cause any license contemplated by Section 5.12(a) to [ * ] on terms and conditions consistent in all material respects with [ * ].

(d)        Any license contemplated by Section 5.12(a) shall provide that each of the foregoing obligations and restrictions set forth in Section 5.12(a) shall be included in any sublicense granted thereunder, unless otherwise agreed by Buyer in writing.

Section 5.13    Security Interest.

(a)        Until the Loan Repayment, the Seller shall not create, incur, assume or permit to exist any Lien on any of the Collateral or any Excluded Intellectual Property, except for (i) the security interest granted to the Buyer under this Agreement, (ii) Permitted Licenses to Permitted Licensees and (iii) Permitted Liens.

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(b)        After the Loan Repayment, the Seller shall not create, incur, assume or permit to exist any Lien on any of the Product Collateral, except for (i) subject to Section 1.5(b) and Section 1.5(c), the security interest granted to the Buyer under this Agreement, (ii) Permitted Licenses to Permitted Licensees and (iii) Permitted Liens (other than Liens contemplated by clause (d) of Permitted Liens).

(c)        Subject to Section 1.5(c), until the first to occur of a Seller Lien Release Triggering Event or Acquiror Lien Release Triggering Event, if the Seller shall acquire a commercial tort claim (as defined in the Code), the Seller shall promptly notify the Buyer in a writing signed by the Seller of the general details thereof (and further details as may be required by the Buyer) and grant to the Buyer in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement (and subject to the terms of the Collateral Sharing Agreement), with such writing to be in form and substance reasonably satisfactory to the Buyer.

(d)        Until the first to occur of a Seller Lien Release Triggering Event or Acquiror Lien Release Triggering Event, the Seller shall not (i) liquidate or dissolve or (ii) without at least [ * ] days’ prior written notice to the Buyer: (A) [ * ], including [ * ] (unless such [ * ] less than [ * ] in [ * ]), (B) change its jurisdiction of organization, (C) change its organizational structure or type, (D) change its legal name, or (E) change any organizational number (if any) assigned by its jurisdiction of organization.

Section 5.14    Public Company Reporting Obligations.  From the date hereof until the Closing, the Seller SEC Documents (i) will be filed or furnished on a timely basis, (ii) at the time filed or furnished, will be prepared in compliance as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Seller SEC Documents, and (iii) will not at the time they are filed or furnished contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Seller SEC Documents or necessary in order to make the statements in such Seller SEC Documents, in the light of the circumstances under which they were made, not misleading. From the date hereof until the Closing, the Seller’s financial statements included within the Seller SEC Documents will be prepared in accordance with accounting principles generally accepted in the United States and such financial statements will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

ARTICLE 6

INDEMNIFICATION

Section 6.1      General Indemnity.  From and after the Closing:

(a)        the Seller hereby agrees to indemnify, defend and hold harmless the Buyer and its Affiliates and its and their directors, managers, trustees, officers, agents and employees

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(the “Buyer Indemnified Parties”) from, against and in respect of all Losses suffered or incurred by the Buyer Indemnified Parties to the extent arising out of or resulting from (i) any breach of any of the representations or warranties (in each case, when made) of the Seller in this Agreement and (ii) any breach of any of the covenants or agreements of the Seller in this Agreement; and

(b)        the Buyer hereby agrees to indemnify, defend and hold harmless the Seller and its Affiliates and its and their directors, officers, agents and employees (the “Seller Indemnified Parties”) from, against and in respect of all Losses suffered or incurred by the Seller Indemnified Parties to the extent arising out of or resulting from (i) any breach of any of the representations or warranties (in each case, when made) of the Buyer in this Agreement or (ii) any breach of any of the covenants or agreements of the Buyer in this Agreement.

Section 6.2      Limitations on Liability.  No party hereto shall be liable for any consequential, punitive, special or incidental damages under this Article 6 (and no claim for indemnification hereunder shall be asserted) as a result of any breach or violation of any covenant or agreement of such party (including under this Article 6) in or pursuant to this Agreement.

ARTICLE 7

CONFIDENTIALITY

Section 7.1      Confidentiality.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the parties, the parties hereto agree that, for the term of this Agreement and for [ * ] years thereafter, each party (the “Disclosing Party”) shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any information furnished to it by or on behalf of the other party (the “Non-disclosing Party”) pursuant to this Agreement or the Mutual Non-Disclosure Agreement between Buyer and Seller dated as of [ * ] (the “Confidentiality Agreement”) (such information, “Confidential Information” of the Non-disclosing Party) except for that portion of such information that:

(a)        was already known to the Disclosing Party, other than under an obligation of confidentiality, at the time of disclosure by the Non-disclosing Party;

(b)        was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Disclosing Party;

(c)        became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Disclosing Party in breach of this Agreement;

(d)        is independently developed by the Disclosing Party or any of its Affiliates without the use of the Confidential Information; or

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(e)        is subsequently disclosed to the Disclosing Party on a non-confidential basis by a Third Party without obligations of confidentiality with respect thereto.

Section 7.2      Authorized Disclosure.  Either party may disclose Confidential Information to the extent such disclosure is reasonably necessary in the following situations:

(a)        prosecuting or defending litigation;

(b)        complying with applicable laws and regulations, including regulations promulgated by securities exchanges;

(c)        complying with a valid order of a court of competent jurisdiction or other Governmental Entity;

(d)        for regulatory, Tax or customs purposes;

(e)        for audit purposes;

(f)        disclosure to its Affiliates, directors, managers, trustees, officers, employees and agents only on a need-to-know basis and solely in connection with the performance of this Agreement or oversight of the transactions contemplated hereby, provided that each disclosee must be bound by customary obligations of confidentiality and non-use prior to any such disclosure;

(g)        upon the prior written consent of the Non-disclosing Party; or

(h)        disclosure to its investors and other sources of funding, including debt financing, and their respective accountants, financial advisors and other professional representatives, provided, that such disclosure shall be made only to the extent customarily required to consummate such investment or financing transaction and that each disclosee must be bound by customary obligations of confidentiality and non-use prior to any such disclosure.

Notwithstanding the foregoing, in the event the Disclosing Party is required to make a disclosure of the Non-disclosing Party’s Confidential Information pursuant to Sections 7.2(a), (b), (c) or (d), it will, except where impracticable, give reasonable advance notice to the Non-disclosing Party of such disclosure and use reasonable efforts to secure confidential treatment of such information. For clarity, any use or disclosure of Confidential Information disclosed under the Confidentiality Agreement that is authorized under this Article 7 shall not be restricted by, or be deemed a violation of, the Confidentiality Agreement. In any event, Buyer shall not file any patent application based upon or using the Confidential Information of Seller provided hereunder.

ARTICLE 8

TERMINATION

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Section 8.1        Grounds for Termination.  This Agreement may be terminated:

(a)        by mutual written agreement of the Buyer and the Seller; or

(b)        by the Buyer upon notice in writing to the Seller delivered after [ * ] but before [ * ], if by such date the Interim Analysis shall not have been completed for any reason or the DSMB shall not have delivered the DSMB Notice to the Seller.

Section 8.2      Automatic Termination.

(a)        This Agreement shall automatically terminate, without any further action by the parties hereto, if the DSMB issues a DSMB Terminate for Futility Notice.

(b)        Unless earlier terminated as provided in Section 8.1, after Closing, this Agreement shall continue in full force and effect until [ * ] days after such time as the Seller (or any other applicable Third Party) is no longer obligated to make any payments under this Agreement, at which point this Agreement shall automatically terminate, except with respect to any rights that shall have accrued prior to such termination.

Section 8.3      Survival.  Notwithstanding anything to the contrary in this Article 8, the following provisions shall survive termination of this Agreement: Section 5.2 (Disclosures), Article 7 (Confidentiality) and Article 9 (Miscellaneous). Termination of the Agreement shall not relieve any party of liability in respect of breaches under this Agreement by any party on or prior to termination.

ARTICLE 9

MISCELLANEOUS

Section 9.1      Definitions.  The following terms, as used herein, shall have the following meanings:

“AAI Manufacturing Agreement” means the Master Services Agreement, dated as of November 3, 2003, by and between Sunesis Pharmaceuticals, Inc. and AAIPharma Services Corp., as amended on September 11, 2006, May 2, 2008 and November 3, 2009.

“Acquiror Lien Release Triggering Event” means the occurrence of each of the following: (i) any Person acquires directly or indirectly the beneficial ownership of any voting security of the Seller and immediately after such acquisition such Person is, directly or indirectly, the beneficial owner of voting securities representing more than fifty percent (50%) of the total voting power of all of the then-outstanding voting securities of the Seller; [ * ].

“Additional Product Information” is defined in Section 5.1(c)(iv)(1).

“Affiliate” means, with respect to any particular Person, any other Person directly or indirectly controlling, controlled by or under common control with such particular Person.

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“Agreement” is defined in the preamble.

“Albany Manufacturing Agreement” means the Master Services Agreement, dated as of January 1, 2010, by and between Albany Molecular Research, Inc. and Sunesis Pharmaceuticals, Inc.

“Amendment No. 1 to the Loan and Security Agreement” means that First Amendment to Loan and Security Agreement, dated as of the date hereof, among the Venture Lenders and Sunesis Pharmaceuticals, Inc.

“Bankruptcy Event” means (i) any proceeding instituted by or against the Seller seeking to adjudicate it as bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, composition of it or its debts or any similar order, in each case under any Bankruptcy Law, in each case for it or for any substantial part of its property and, in the case of any such proceedings instituted against (but not by or with the consent of) the Seller, either such proceedings shall remain undismissed or unstayed for a period of [ * ] days or more or any action sought in such proceedings shall occur or (ii) the Seller shall take any corporate or similar action or any other action to authorize any action described in clause (i) above.

“Bankruptcy Laws” means, collectively, bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally.

“Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions located in New York are permitted or required by applicable law or regulation to remain closed.

“Buyer” is defined in the preamble.

“Buyer Indemnified Parties” is defined in Section 6.1(a).

“Buyer’s Remedy Expenses” means all of the Buyer’s costs and expenses (including reasonable attorneys’ fees and expenses, as well as appraisal fees, fees incurred on account of lien searches, inspection fees, and filing fees) in connection with exercising its rights and remedies under Exhibit B of this Agreement.

“Clinical Trial” means the Phase 3, Randomized, Controlled, Double-Blind, Multinational Clinical Study of the Efficacy and Safety of Vosaroxin and Cytarabine Versus Placebo and Cytarabine in Patients With First Relapsed or Refractory Acute Myeloid Leukemia (VALOR), as described in the clinical study protocol therefor dated as of August 31, 2010, and any amendments thereto.

“Clinical Trial Completion Notice” means the notice sent by the Seller’s applicable Third Party contractor that [ * ] have occurred in the Clinical Trial.

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“Clinical Trial Experts” is defined in Section 5.1(b).

“Clinical Trial Product” means the Product as used in the Clinical Trial.

“Clinical Trial Results Analyses” means (i) all study unblinding analyses prepared by or for the Seller upon unblinding of the Clinical Trial, providing analysis of whether the Clinical Trial achieved its primary and secondary endpoints and the results and data supporting such determination and possessed by the Seller as of the Completion of the Study-as-Planned Triggering Event and (ii) all reports and recommendations related to the unblinding analyses that have been provided to the Seller by the DSMB or the Clinical Trial’s steering committee as of the Completion of the Study-as-Planned Triggering Event.

“Closing” means the closing of the sale, transfer, assignment and conveyance of the Revenue Participation Right hereunder.

“Closing Date” means the date on which the Closing occurs pursuant to Section 2.1.

“Code” means the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any other Transaction Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, the Buyer’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is defined in Exhibit F.

“Collateral Agent” means Oxford Finance LLC, in its capacity as Collateral Agent under (and as defined in) the Loan and Security Agreement.

“Collateral Sharing Agreement” means the Collateral Sharing Agreement, dated as of the date hereof, by and between the Buyer and Collateral Agent and acknowledged and agreed by the Seller.

“Combination Product” means any Product that includes at least one additional active ingredient other than the compound identified in Schedule 9.1 hereto. Drug delivery vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients”, except in the case where such delivery vehicle, adjuvant, or excipient is recognized as an active ingredient in accordance with 21 C.F.R. 210.3(b)(7).

“Commercialization” means any and all activities directed to the manufacture, distribution, marketing, detailing, promotion, selling and securing of reimbursement of any

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product after Marketing Approval has been obtained (including without limitation making, using, importing, selling and offering for sale any product), and shall include post-Marketing Approval studies, post-launch marketing, promoting, detailing, marketing research, distributing, customer service, selling a product, importing, exporting or transporting a product for sale, and regulatory compliance with respect to the foregoing. When used as a verb, “Commercialize” shall mean to engage in Commercialization.

“Common Stock” is defined in Section 1.3(a).

“Completion of the Study-as-Planned Triggering Event” means the occurrence of each of the following: [ * ].

“Confidential Information” is defined in Section 7.1.

“Confidentiality Agreement” is defined in Section 7.2.

“Control Agreement” means any control agreement entered into among the depository institution at which the Seller maintains a “deposit account” (used herein as defined in the Code) or the securities intermediary or commodity intermediary at which the Seller maintains a “securities account” (used herein as defined in the Code) or a commodity account” (used herein as defined in the Code), the Seller, and the Buyer pursuant to which the Buyer obtains control (used herein within the meaning of the Code) over such deposit account, securities account or commodity account.

“Dainippon” means Dainippon Sumitomo Pharma Co., Ltd., successor to Dainippon Pharmaceutical Co., Ltd.

“Dainippon Agreement” means the License Agreement, dated as of October 14, 2003, by and between the Seller and Dainippon.

“Data and Safety Monitoring Board” or “DSMB” means the independent advisory data and safety monitoring board for vosaroxin protocol [ * ], a Phase 3, Randomized, Controlled, Double-Blind, Multinational Clinical Study of the Efficacy and Safety of Vosaroxin and Cytarabine Versus Placebo and Cytarabine in Patients With First Relapsed or Refractory Acute Myeloid Leukemia (VALOR), established pursuant to the DSMB Charter.

“Disclosing Party” is defined in Section 7.1.

“Disclosure Schedule” means the Disclosure Schedule, dated as of the date hereof, delivered to the Buyer by the Seller concurrently with the execution of this Agreement.

“DSMB Charter” means the Data And Safety Monitoring Board Charter, Protocol [ * ], VALOR, dated as of November 10, 2010.

“DSMB Continuation of the Study Notice” means the DSMB Meeting Recommendations Report, as described in [ * ] setting forth the recommendation of the DSMB following completion of the Interim Analysis to continue the Clinical Trial without any Expansion of

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Enrollment.

“DSMB Expansion of Enrollment Notice” means the DSMB Meeting Recommendations Report, as described in [ * ] setting forth the recommendation of the DSMB following completion of the Interim Analysis for an Expansion of Enrollment.

“DSMB Notice” means, as applicable, (i) a DSMB Continuation of the Study Notice, (ii) a DSMB Expansion of Enrollment Notice, (iii) a DSMB Terminate for Efficacy Notice or (iv) a DSMB Terminate for Futility Notice.

“DSMB Terminate for Efficacy Notice” means the DSMB Meeting Recommendations Report, as described in [ * ] setting forth the recommendation of the DSMB following completion of the Interim Analysis to terminate the Clinical Trial for efficacy.

“DSMB Terminate for Futility Notice” means the DSMB Meeting Recommendations Report, as described in [ * ] setting forth the recommendation of the DSMB following completion of the Interim Analysis to terminate the Clinical Trial for futility.

“Excluded Intellectual Property” is defined in Exhibit F.

“Expansion of Enrollment” means increasing accrual and extending observations beyond the prespecified events in the protocol for the Clinical Trial.

“Expansion of Enrollment Triggering Event” means the occurrence of each of the following: (i) the DSMB shall have issued a DSMB Expansion of Enrollment Notice;[ * ].

“Fair Market Value of the Seller’s Common Stock” means $2.32, which is the average closing price of the Seller’s Common Stock on the NASDAQ Capital Market over the 20 trading days ending on the second full trading day prior to the date hereof.

“FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.

“FFDCA” means the Federal Food, Drug, and Cosmetic Act.

“Final Clinical Trial Press Release” means the Seller’s first public announcement of the final results of the completed Clinical Trial, including whether the Clinical Trial achieved its primary and secondary endpoints with respect to the Clinical Trial Product.

“First Commercial Sale” means, with respect to any Product, the first sale for use or consumption by the general public of such Product in any country after Marketing Approval of such Product has been granted, or such marketing and sale is otherwise permitted, by the regulatory authority of such country.

“Generic Product” means, with respect to a Product and country, a pharmaceutical product that (a) contains the same active pharmaceutical ingredients as such Product and is approved by the applicable Governmental Entities in such country on an expedited or abbreviated basis after the expiration of any and all data and marketing exclusivity rights for such Product in such country in a manner that relied on or incorporated data submitted by the

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Seller or its Affiliate or licensee in connection with the Marketing Approval for such Product in such country; and (b) is sold in such country by a Third Party that did not purchase such product in a chain of distribution that included any of the Seller or its Affiliates or licensees.

“Governmental Entity” means any: (i) nation, principality, republic, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or other entity and any court, arbitrator or other tribunal); (iv) multi-national organization or body; or (v) individual, body or other entity exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

“Group Companies” means collectively, (i) any Person, (ii) any subsidiary of such Person and (iii) any parent entities of such Person.

“Improvements” means any improvement, invention or discovery relating to the compound identified on Schedule 9.1 hereto and/or the Product including formulation of the Product and any and all derivatives of the compound identified on Schedule 9.1 hereto.

“Insolvency Proceeding” means any proceeding by or against the Seller (or its successors or assigns) under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, which proceeding is not stayed or terminated within [ * ] days of initiation, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property Security Agreement” means the Intellectual Property Security Agreement, dated as of the date hereof, by and between the Buyer and the Seller.

“Interim Analysis” means the Interim Efficacy Analysis, as described in Section 5.3 of the DSMB Charter.

“Judgment” means any judgment, order, writ, injunction, citation, award or decree of any nature.

“Knowledge of the Seller” means the actual knowledge of [ * ], [ * ], [ * ] and [ * ], after due inquiry.

“Late Payment Notice” is defined in Section 5.4(c).

“Lien” means any mortgage, lien, pledge, participation interest, charge, adverse claim, security interest, encumbrance or restriction of any kind, including any restriction on use, transfer or exercise of any other attribute of ownership of any kind.

“Loan and Security Agreement” means the Loan and Security Agreement, dated as of October 18, 2011, among the Venture Lenders and Sunesis Pharmaceuticals, Inc., as amended by

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Amendment No. 1 to the Loan and Security Agreement as the same may from time to time be amended, amended and restated, supplemented, modified, replaced, substituted, renewed or refinanced in accordance with the terms of this Agreement and the Collateral Sharing Agreement.

“Loan Repayment” means the indefeasible payment in full, in cash, of all obligations owing under the Loan and Security Agreement, the termination of all commitments of the Venture Lenders under the Loan and Security Agreement and the release of all Liens in favor of the Venture Lenders.

“Loss” means any and all Judgments, damages, losses, claims, costs, liabilities and expenses, including reasonable fees and out-of-pocket expenses of counsel; provided, however, that “Loss” shall not include any consequential, punitive, special or incidental damages.

“Major Country” means any of [ * ] or [ * ].

“Mandatory Repurchase Offer Date” is defined in Section 1.5(d).

“Manufacturing Agreements” means, collectively, the AAI Manufacturing Agreement and the Albany Manufacturing Agreement.

“Market Capitalization” means in the case of the Seller or an acquiring Person of the Seller or such acquiring Person’s ultimate parent entity, as the case may be, the product of (i) the average closing price of such Person’s common equity during any thirty (30) consecutive trading days, as reported by the primary exchange on which such common equity trades and (ii) the average aggregate number of shares of such common equity outstanding during such thirty (30) consecutive trading days, based upon the records maintained by such Person’s transfer agent or registrar.

“Marketing Approval” means the approval of an NDA by the FDA necessary for the Commercialization of a pharmaceutical product in the United States (or, in a country other than the United States, the equivalent necessary approval(s) by applicable Governmental Entities for reimbursement and Commercialization of a pharmaceutical product in such country).

“Modification” is defined in Section 5.10(b).

“NDA” means a new drug application (as such term is used under the FFDCA), a biologic license application (as such term is used under the FFDCA), or other applicable pharmaceutical, biologic, or device approval submission to the FDA for Marketing Approval (or, in a country other than the U.S., the equivalent necessary submissions to the applicable Governmental Entity for Marketing Approval).

“Net Sales” means the gross amount invoiced for sales of a Product by the Seller or its Affiliates or any licensee of the Seller or the Seller’s Affiliates to a Third Party (excluding any sales among the Seller, its Affiliates and any licensee of the Seller or the Seller’s Affiliates) less the following amounts, to the extent actually incurred or accrued, related to such Product:

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[ * ]

With respect to sales of Product invoiced in U.S. dollars, Net Sales shall be determined in U.S. dollars. With respect to sales of Product invoiced in a currency other than U.S. dollars, Net Sales shall be determined by translating the currencies at which the sales are made into U.S. dollars, with each such translation calculated as follows: (i) if the sale is covered by Third Party license agreement to which the Seller is a party, then at such rates of exchange utilized in such Third Party license agreement; or (ii) if there is no agreed upon rate of exchange in such Third Party license agreement or the sale is not covered by a Third Party license agreement to which the Seller is a party (including any sale by the Seller or the Seller’s Affiliates in any country in which sales are not invoiced in U.S. dollars), at rates of exchange determined by calculating the quarterly business day average of the published rates of exchange for such non-U.S. dollar currencies as quoted by the Wall Street Journal.

Net Sales shall not include transfers of Products for use in clinical trials, development or other transactions that are not a full commercial sale, and no payment shall be due hereunder with respect to such transfers.

Net Sales for any Combination Product shall be calculated on a country-by-country basis by multiplying actual Net Sales of such Combination Product by the fraction A/B, where A is the weighted average price paid for the Product contained in such Combination Product if such Product is sold separately in finished form in such country, and B is the weighted average invoice price paid for such Combination Product in such country, provided that if the weighted average invoice price paid for such Combination Product is greater than the combined weighted average prices of all active ingredients (including Product) contained in such Combination Product, Net Sales for such Combination Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where “A” is the weighted average invoice price of the Product contained in such Combination Product, and “B” is the combined weighted average prices of all of the active ingredients other than Product contained in such Combination Product. If the Product contained in such Combination Product is not sold separately in finished form in such country, the Seller and the Buyer shall determine Net Sales for such Product by mutual agreement based on the relative contribution of such Product and each such other active ingredient in such Combination Product in accordance with the above formula, and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries.

[ * ]

“Non-disclosing Party” is defined in Section 7.1.

“NPV Termination Offer” is defined in Section 1.5(d).

“NPV Value” is defined in Section 1.5(d).

“Participation Payment” means, for each quarter, an amount payable to the Buyer equal to the sum of the Net Sales during such quarter of each Product in each country, worldwide, during the Payment Period for such Product and such country, multiplied by the Revenue Participation Rate.

[ * ]  =  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Patents” means all patents and patent applications existing as of the date of this Agreement and all patent applications filed hereafter, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any of the foregoing patent applications, any reissue, reexamination, renewal or patent term extension or adjustment (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

“Payment Breach” is defined in Section 1.5(d).

“Payment Period” means, on a Product-by-Product and country-by-country basis, the period beginning on and including the date of First Commercial Sale, and ending on the later of: (a) the expiration of the last to expire of (i) the Patents set forth on Schedule 3.1(k)(iv) of the Disclosure Schedule as issued or pending in a country, (ii) any continuation, continuation-in-part, division, provisional or any substitute application or patent issuing therefrom or foreign counterpart thereof, that has the benefit of the same priority date as any Patent included in the foregoing clause (i), and (iii) any certificates, reissues, reexaminations, patent term extensions or adjustments (including any supplementary protection certificates) or other governmental actions which extend the expiration of any Patent included in the foregoing clauses (i) or (ii); (b) 10 years from the date of First Commercial Sale of such Product in such country; and (c) the expiration of all applicable periods of data, market or other regulatory exclusivity in such country with respect to such Product (such as those periods listed in the FDA’s Orange Book or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83, and equivalents in other countries). For clarity, the Payment Period shall not be extended by any new patent application filed after the date of this Agreement containing a Valid Claim for any Improvement (i.e., the Payment Period under subsection (a) shall remain limited to the expiration of the Patents included in the foregoing clauses (a)(i), (ii) or (iii) even if a Patent, other than a Patent included in the foregoing clauses (a)(i), (ii) or (iii), for an Improvement claims the Product).

“Payment Stream” means all Participation Payments payable in respect of worldwide Net Sales of Products.

“Permitted License” is defined in Section 5.12(a).

“Permitted Licensee” is defined in Section 5.12(a).

“Permitted Liens” means (a) Liens for Taxes not yet delinquent or Liens for Taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; (b) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as supplier’s, carriers’, warehousemen’s, distributors’, wholesaler’s, materialmen’s and mechanic’s Liens and other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or are subject to a right of set-off or which are being contested in good faith and by appropriate proceedings; (c) Liens granted pursuant to the license contained in Article 2 of the AAI Manufacturing Agreement and Article 3 of the Albany Manufacturing Agreement; and (d) Liens secured under

[ * ]  =  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Loan and Security Agreement.

“Person” means any individual, firm, corporation, company, partnership, limited liability company, trust, joint venture, association, estate, trust, Governmental Entity or other entity, enterprise, association or organization.

“Post-Security Interest Release Permitted Liens” means (a) Liens for Taxes not yet delinquent or Liens for Taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; (b) Liens in respect of property or assets imposed by law which were incurred in the ordinary course of business, such as supplier’s, carriers’, warehousemen’s, distributors’, wholesaler’s, materialmen’s and mechanic’s Liens and other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or are subject to a right of set-off or which are being contested in good faith and by appropriate proceedings; and (c) licenses to intellectual property.

“Post-Trial Reports” is defined in Section 5.1(c)(iv)(2).

“Prime Rate” means the prime rate published by The Wall Street Journal, from time to time, as the prime rate.

“Product” means (a) a pharmaceutical product containing the compound identified on Schedule 9.1 hereto, or (b) the Seller’s product candidate named or formerly named vosaroxin or voreloxin or [ * ]. For clarification, Product shall include any Combination Product and Improvements.

“Product Collateral” means the Seller’s interest in those Vosaroxin Product Rights owned or licensed by the Seller and any proceeds thereof, including all accounts and general intangibles resulting from the sale or license of Products by the Seller.

“Purchase Price” is defined in Section 1.2.

“Released Collateral” means Collateral that is not the Product Collateral or proceeds of the Product Collateral.

“Representative” means, with respect to any Person, (i) any direct or indirect member or partner of such Person and (ii) any manager, director, officer, employee, agent, advisor or other representative (including attorneys, accountants, consultants, lenders and potential lenders, investors, bankers and financial advisers) of such Person.

“Revenue Participation Rate” means (i) in the case of the Closing following a Completion of the Study-as-Planned Triggering Event or a Terminate for Efficacy Triggering Event, 3.6%, or (ii) in the case of the Closing following an Expansion of Enrollment Triggering Event, 6.75%; provided, however, that if following the introduction of a Generic Product in any country, the aggregate Net Sales of the Product in any calendar quarter in such country are less than [ * ]% of the Net Sales of the Product in the corresponding (i.e., first, second, third or fourth of a calendar year) calendar quarter in such country in the [ * ] calendar quarter period

[ * ]  =  CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

immediately prior to such generic entry, then the Revenue Participation Rate identified in clauses (i) and (ii) used to determine the Participation Payment for such country shall be reduced to [ * ] percent ([ * ]%) of such Revenue Participation Rate for each calendar quarter during which there is a Generic Product marketed in such country.

“Revenue Participation Report” is defined in Section 5.4(d).

“Revenue Participation Right” means collectively all of the Buyer’s rights to receive the Payment Stream.

“SEC” means the Securities and Exchange Commission.

“Seller” is defined in the preamble.

“Seller Indemnified Parties” is defined in Section 6.1(b).

“Seller Lien Release Triggering Event” means the occurrence of each of the following: [ * ].

“Seller SEC Documents” is defined in Section 3.1(n).

“Spot Price” means $2.48, which is the closing price of the Seller’s Common Stock on the full trading day immediately prior to the date hereof.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

“Terminate for Efficacy Triggering Event” means the occurrence of each of the following: (i) the DSMB shall have issued a DSMB Terminate for Efficacy Notice; [ * ].

“Territory” means the entire world.

“Third Party” means any Person that is not the Seller or the Seller’s Affiliates.

“Transaction Documents” means this Agreement and the Warrants.

“Valid Claim” means any claim contained in (a) an issued and unexpired patent included within the Vosaroxin Patent Rights which has not been held unenforceable, unpatentable or invalid by a decision of a court or administrative or other governmental authority or agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise, or (b) a patent application included within the Vosaroxin Patent Rights, provided that the claim at issue has been under examination for less than [ * ] years in any country in the Territory.

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“Venture Lenders” means collectively, Oxford Finance LLC, Silicon Valley Bank and Horizon Technology Finance Corporation.

“Vosaroxin Patent Rights” means any and all Patents in the Territory which are owned or controlled by the Seller or under which the Seller is or may become empowered to grant licenses, the subject matter of which is necessary or useful in use and/or manufacture of the compound identified on Schedule 9.1 hereto or development, manufacture, use, marketing, promotion, sale or distribution of any Product, and shall be the Patents set forth in Schedule A, as well as any existing or future Patents covering any Improvements. The Vosaroxin Patent Rights include all provisional applications, divisionals, continuations and continuations in part and non-US counterparts of or to any patents or patent applications set forth in Schedule A, as well as certificates, reissues, reexaminations, extensions or adjustments (including any supplementary protection certificates) or other governmental actions which extend any of the subject matter of a patent, and any substitutions, confirmations, registrations or additions of or to any of the patents or patent applications listed in Schedule A, as well as any existing or future Patents covering any Improvement. The Seller shall use reasonable efforts to update Schedule A from time to time as reasonably necessary, at least once a year during the term of this Agreement, including in the event of registration or expiration of any of the Vosaroxin Patent Rights.

“Vosaroxin Product Rights” means any and all of the following, as they exist throughout the world: (A) Vosaroxin Patent Rights; (B) rights in registered and unregistered trademarks, service marks, trade names, trade dress, logos, packaging design, slogans and Internet domain names, and registrations and applications for registration of any of the foregoing, in each case, as related to a Product; (C) copyrights in both published and unpublished works, including without limitation all compilations, databases and computer programs, manuals and other documentation and all copyright registrations and applications, and all derivatives, translations, adaptations and combinations of the above, in each case, as related to a Product; (D) rights in know-how, trade secrets, confidential or proprietary information, research in progress, algorithms, data, databases, data collections, designs, processes, procedures, methods, protocols, materials, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, and the results of experimentation and testing, including samples, in each case, as specifically related to a Product; (E) any and all other intellectual property rights and/or proprietary rights specifically relating to any of the foregoing; (F) claims of infringement and misappropriation against Third Parties relating to a Product; and (G) regulatory filings, submissions and approvals related to a Product.

“Warrant” is defined in Section 1.3.

Section 9.2      Certain Interpretations.  Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement:

(a)        “either” and “or” are not exclusive and “include,” “includes” and “including” are not limiting and shall be deemed to be followed by the words “without limitation”;

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(b)        “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”;

(c)        “hereof,” “hereto,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement;

(d)        references to a Person are also to its permitted successors and assigns;

(e)        definitions are applicable to the singular as well as the plural forms of such terms;

(f)        references to an “Article”, “Section” or “Exhibit” refer to an Article or Section of, or an Exhibit to, this Agreement, and references to a “Schedule” refer to the corresponding part of the Disclosure Schedule;

(g)        references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States; and

(h)        references to a law include any amendment or modification to such law and any rules and regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules and regulations occurs, before or after the date of this Agreement.

Section 9.3      Headings.  The table of contents and the descriptive headings of the several Articles and Sections of this Agreement and the Exhibits and Schedules are for convenience only, do not constitute a part of this Agreement and shall not control or affect, in any way, the meaning or interpretation of this Agreement.

Section 9.4      Notices.  All notices and other communications under this Agreement shall be in writing and shall be by facsimile, courier service or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a party hereto in accordance with this Section 9.4:

If to the Seller, to it at:

Sunesis Pharmaceuticals, Inc.

395 Oyster Point Boulevard

Suite 400

South San Francisco, CA 94080

Attention:  Chief Executive Officer

Facsimile:  (650) 266-3501

with a copy to:

Glen Y. Sato

Cooley LLP

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3175 Hanover St.

Palo Alto, CA 94304

Facsimile: (650) 849-7400

If to the Buyer, to it at:

RPI Finance Trust

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention:  Corporate Trust Administration

Facsimile:  (302) 636-4140

with a copy to:

RP Management, LLC

110 E. 59th Street, Suite 3300

New York, New York 10022

Attention:  Pablo Legorreta

Facsimile:  (212) 883-2260

with another copy to:

Goodwin | Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Attention:  Arthur R. McGivern

Facsimile:  (617) 523-1231

All notices and communications under this Agreement shall be deemed to have been duly given (i) when delivered by hand, if personally delivered, (ii) when sent, if sent by facsimile, with an acknowledgement of sending being produced by the sending facsimile machine or (iii) one Business Day following sending within the United States by overnight delivery via commercial one-day overnight courier service.

Section 9.5      Expenses.  Except as otherwise provided herein, all fees, costs and expenses (including any legal, accounting and banking fees) incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and to consummate the transactions contemplated hereby shall be paid by the party hereto incurring such fees, costs and expenses.

Section 9.6      Assignment.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective permitted successors and assigns. The Seller may not assign this Agreement without the Buyer’s prior written consent except in connection with a sale of all or substantially all of the assets of the Seller or to a buyer

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of all or substantially all of the assets of the Seller related to the Product, including, without limitation, this Agreement, the Dainippon Agreement and the Vosaroxin Product Rights, and provided (i) the successor entity expressly assumes in writing to the Buyer all of the Seller’s rights and obligations under this Agreement and (ii) the successor entity executes and delivers to Dainippon written notice pursuant to Section 22.05 of the Dainippon Agreement stating that such successor entity agrees to use the same commercially reasonable diligent efforts in developing and/or marketing the “products” (as defined in the Dainippon Agreement) and delivers to the Buyer a copy of such notice. The Buyer may assign this Agreement provided that any such assignee agrees in writing to be bound by Article 7 of this Agreement; provided that prior to any Acquiror Lien Release Triggering Event or Seller Lien Release Triggering Event, without the Seller’s prior written consent (such consent not to be unreasonably withheld), the Buyer may assign only (i) the Buyer’s right, title and interest in and to the Payment Stream and (ii) the Buyer’s continuing security interest granted by the Seller to the Buyer pursuant to Section 1.5 hereof. Any permitted successor or assign of Buyer shall be subject to the Collateral Sharing Agreement. Any purported assignment in violation of this Section 9.6 shall be null and void.

Section 9.7      Amendment and Waiver.

(a)        This Agreement may be amended, modified or supplemented only in a writing signed by each of the parties hereto. Any provision of this Agreement may be waived only in a writing signed by the party hereto granting such waiver.

(b)        No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No course of dealing between the parties hereto shall be effective to amend, modify, supplement or waive any provision of this Agreement.

Section 9.8      Entire Agreement.  This Agreement, the Exhibits annexed hereto, the Disclosure Schedule and the Warrants constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede all other understandings and negotiations with respect thereto. As of the date hereof, the Confidentiality Agreement is hereby terminated without further force and effect, superseded by Article 7 of this Agreement and all obligations between the parties relating to confidentiality shall be governed by Article 7 of this Agreement.

Section 9.9      No Third Party Beneficiaries.  This Agreement is for the sole benefit of the Seller and the Buyer and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder.

Section 9.10      Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

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Section 9.11    JURISDICTION; VENUE.

(a)        EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS RESPECTIVE PROPERTY AND ASSETS, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, NEW YORK, AND ANY APPELLATE COURT THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, AND THE BUYER AND THE SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE BUYER AND THE SELLER HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. EACH OF THE BUYER AND THE SELLER HEREBY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF SUCH NEW YORK STATE AND FEDERAL COURTS. THE BUYER AND THE SELLER AGREE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT PROCESS MAY BE SERVED ON THE BUYER OR THE SELLER IN THE SAME MANNER THAT NOTICES MAY BE GIVEN PURSUANT TO SECTION 9.4 HEREOF.

(b)        EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE BUYER AND THE SELLER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 9.12    Severability.  If any term or provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any situation in any jurisdiction, then, to the extent that the economic and legal substance of the transactions contemplated hereby is not affected in a manner that is materially adverse to either party hereto, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect and the enforceability and validity of the offending term or provision shall not be affected in any other situation or jurisdiction.

Section 9.13    Specific Performance.  Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are

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breached or violated. Accordingly, each of the parties agrees that, without posting bond or other undertaking, the other party will be entitled to an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action, suit or other proceeding instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity. Each party further agrees that, in the event of any action for specific performance in respect of such breach or violation, it will not assert the defense that a remedy at law would be adequate.

Section 9.14    Trustee Capacity of Wilmington Trust Company.  Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely in its trustee capacity, in the exercise of the powers and authority conferred and vested in it under the Amended and Restated Trust Agreement dated as of August 9, 2011, among State Street Custodial Services (Ireland) Limited, as Trustee of Royalty Pharma Select, and Wilmington Trust Company, as owner trustee of the Buyer, (ii) each of the representations, undertakings and agreements herein made on the part of the Buyer is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Buyer and (iii) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Buyer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Buyer under this Agreement or any related documents.

Section 9.15    Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, facsimile or other similar means of electronic transmission, including “PDF,” shall be considered original executed counterparts, provided receipt of such counterparts is confirmed.

Section 9.16    Relationship of Parties.  The relationship between the Buyer and the Seller is solely that of purchaser and seller, and neither the Buyer nor the Seller has any fiduciary or other special relationship with the other party or any of its Affiliates. This Agreement is not a partnership or similar agreement, and nothing contained herein or in any other Transaction Document shall be deemed to constitute the Buyer and the Seller as a partnership, an association, a joint venture or any other kind of entity or legal form for any purposes, including any Tax purposes. The Buyer and the Seller agree that they shall not take any inconsistent position with respect to such treatment in a filing with any Governmental Entity.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Revenue Participation Agreement to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.

SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Eric Bjerkholt
Name: Eric Bjerkholt
Title: Sr. VP & CFO

RPI FINANCE TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee

By:	/s/ Yvette L. Howell
Name: Yvette L. Howell
Title: Assistant Vice President

[SIGNATURE PAGE TO THE REVENUE PARTICIPATION AGREEMENT]

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Exhibit A

Form of Warrant

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	SUNESIS PHARMACEUTICALS, INC., a Delaware corporation (the “Company”)
Number of Shares:	[ ], subject to adjustment in accordance with Article 2 below
Class of Stock:	Common Stock of the Company, par value $0.0001 per share (the “Common Stock”)
Warrant Price:	$[ ] per share
Issue Date:	March 29, 2012
Expiration Date:	The 5th anniversary after the Closing following an Expansion of Enrollment Triggering Event (each as defined in the Participation Agreement)
Revenue Participation Agreement:	This Warrant is issued in connection with the Revenue Participation Agreement, dated as of March 29, 2012, by and between the Company and RPI Finance Trust (as amended from time to time, the “Participation Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, including, without limitation, the mutual promises contained in the Participation Agreement, RPI Finance Trust (“Royalty Pharma,” together with any registered holder from time to time of this Warrant or any holder of the shares issuable or issued upon exercise of this Warrant, “Holder”) is entitled to purchase the number of fully paid and nonassessable shares of Common Stock (the “Shares”) at the Warrant Price, all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1. EXERCISE.

1.1 Method of Exercise. Holder may exercise this Warrant in whole or in part by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to

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the principal office of the Company. Unless Holder is exercising the conversion right set forth in Article 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2 Conversion Right. In lieu of exercising this Warrant as specified in Article 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Article 1.3.

1.3 Fair Market Value. The fair market value of each Share shall be the closing price of a share of Common Stock reported on the NASDAQ Capital Market for the business day immediately before Holder delivers its Notice of Exercise to the Company.

1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant exercisable for the number of shares of Common Stock remaining available for purchase under this Warrant.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.6 Treatment of Warrant Upon Acquisition of Company.

1.6.1 “Acquisition”. For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities immediately before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity immediately after the transaction.

1.6.2 Treatment of Warrant at Acquisition.

A) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is not an asset sale and in which the consideration is cash, Marketable Securities (as defined below), or a combination thereof, either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated

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Acquisition giving rise to such notice), which is to be delivered to Holder not less than [ * ] days prior to the closing of the proposed Acquisition.

B) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is an “arms length” sale of all or substantially all of the Company’s assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will continue until the Expiration Date if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide Holder with written notice of its request relating to the foregoing (together with such reasonable information as Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than [ * ] days prior to the closing of the proposed Acquisition.

C) Upon the closing of any Acquisition other than those particularly described in subsections (A) and (B) above, the successor entity shall assume this Warrant, and shall succeed to, and be substituted for (so that from and after the date of such Acquisition, the provisions of this Warrant referring to the “Company” shall refer instead to the successor entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such successor entity had been named as the Company herein. Upon the closing of the Acquisition, this Warrant shall be exercisable for, in lieu of the Shares, the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date of such Acquisition and subsequent closing. The Warrant Price and/or number and type of securities subject to this Warrant following such Acquisition shall be adjusted accordingly (as determined in good faith by the Board of Directors of the Company).

As used herein (x) “Affiliate” shall mean any person or entity that owns or controls directly or indirectly ten (10) percent or more of the Common Stock, any person or entity that controls or is controlled by or is under common control with such persons or entities, and each of such person’s or entity’s officers, directors, joint venturers or partners, as applicable; and (y) “Marketable Securities” shall mean securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise or convert this Warrant on or prior to the closing thereof is then traded on a national securities exchange or over-the-counter market; (iii) Holder would not be restricted by contract or by applicable federal or state securities laws from publicly re-selling, within six (6) months following the closing of such Acquisition, all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to convert this Warrant pursuant to Section 1.2 above in full on or prior to the closing of such Acquisition; and (iv) the issuer has a market capitalization, as of the date immediately prior to and on the closing of such Acquisition of at least $200,000,000.

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ARTICLE 2. ADJUSTMENTS TO THE SHARES.

2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on its Common Stock payable in shares of Common Stock, or other securities of the Company, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the shares of Common Stock by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased. Any adjustment made pursuant to the first sentence of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend, and any adjustment pursuant to the second and third sentences of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

2.2 Reclassification, Exchange, Combinations or Substitution. Upon any changes in the Common Stock by reason of recapitalizations, reclassifications, exchanges, substitutions, combinations, reorganizations, liquidations or similar transactions, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such event. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, substitution or other event that results in a change of the number and/or class of securities issuable upon exercise or conversion of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Article 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3 Intentionally Omitted.

2.4 No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issuance, or sale of its securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment.

2.5 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of this Warrant and the number of Shares to be issued shall be rounded down to the

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nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.6 Certificate as to Adjustments.  Upon each adjustment of the Warrant Price, the Company shall promptly notify Holder in writing, and, at the Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company represents and warrants and covenants to Holder as follows: All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon any of its stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to effect any reclassification or recapitalization of any of its stock; or (c) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder: (1) at least [ * ] days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Common Stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) above; (2) in the case of the matters referred to in (b) and (c) above at least [ * ] days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event). Notwithstanding the foregoing, the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice. Company will also provide information requested by Holder reasonably necessary to enable the Holder to comply with the Holder’s accounting or reporting requirements.

3.3 Reserved.

3.4 No Shareholder Rights. Except as provided in this Warrant, the Holder will not have any rights as a shareholder of the Company until the exercise of this Warrant.

ARTICLE 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER. The Holder represents and warrants to the Company as follows:

4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the

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meaning of the Securities Act of 1933, as amended (the “Act”). Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2 Disclosure of Information.  The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

4.3 Investment Experience.  The Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. The Holder has experience as an investor in securities of companies in the development stage and acknowledges that the Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4 Accredited Investor Status. The Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5 The Act. The Holder understands that this Warrant and the Shares issuable upon exercise or conversion hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. The Holder understands that this Warrant and the Shares issued upon any exercise or conversion hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.

ARTICLE 5. MISCELLANEOUS.

5.1 Term. This Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date.

5.2 Legends. This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL

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COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to any “affiliate” (as such term is defined in Regulation D promulgated under the Act) of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder’s notice of proposed sale.

5.4 Transfer Procedure. After receipt by Holder of the executed Warrant, Royalty Pharma may transfer all or part of this Warrant to one or more of Royalty Pharma’s affiliates (each, a “Royalty Pharma Affiliate”) by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Article 5.3 and upon providing the Company with written notice, Royalty Pharma, any such Royalty Pharma Affiliate and any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant to any transferee, provided, however, in connection with any such transfer, the Royalty Pharma Affiliate(s) or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

5.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may (or on the first business day after transmission by facsimile) be, in writing by the Company or such Holder from time to time. Effective upon receipt of the fully executed Warrant and the initial transfer described in Article 5.4 above, all notices to the Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

 RPI Finance Trust

 c/o Wilmington Trust Company

 Rodney Square North

 1100 North Market Street

 Wilmington, Delaware 19890-0001

 Attention:   Corporate Trust Administration

 Facsimile:   (302) 636-4140

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 with a copy to:

 RP Management, LLC

 110 E. 59th Street, Suite 3300

 New York, New York 10022

 Attention:   Pablo Legorreta

 Facsimile:   (212) 883-2260

 with another copy to:

 Goodwin | Procter LLP

 Exchange Place

 53 State Street

 Boston, Massachusetts 02109

 Attention:   Arthur R. McGivern

 Facsimile:   (617) 523-1231

Notice to the Company shall be addressed as follows until the Holder receives notice of a change in address:

 Sunesis Pharmaceuticals, Inc.

 395 Oyster Point Boulevard, Suite 400

 South San Francisco, California 94080

 Attn: Chief Financial Officer

 Telephone: (650) 266-3717

 Facsimile: (650) 266-3505

5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8 Automatic Conversion upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to the Holder.

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5.9 Trustee Capacity of Wilmington Trust Company. Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Warrant is executed and delivered by Wilmington Trust Company, not individually or personally but solely in its trustee capacity, in the exercise of the powers and authority conferred and vested in it under the Amended and Restated Trust Agreement dated as of August 9, 2011, among State Street Custodial Services (Ireland) Limited, as Trustee of Royalty Pharma Select, and Wilmington Trust Company, as owner trustee of Royalty Pharma, (ii) each of the representations, undertakings and agreements herein made on the part of Royalty Pharma is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only Royalty Pharma and (iii) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Royalty Pharma or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Royalty Pharma under this Warrant or any related documents.

5.10 Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

5.11 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

[Balance of Page Intentionally Left Blank]

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COMPANY:

SUNESIS PHARMACEUTICALS, INC.

By:
Name: Daniel N. Swisher, Jr.
Title: President and Chief Executive Officer

By:
Name: Eric H. Bjerkholt
Title: Senior Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary

HOLDER:

RPI FINANCE TRUST

By:	Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee

By:
Name:
Title:

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APPENDIX 1

NOTICE OF EXERCISE

Holder elects to purchase              shares of the common stock of SUNESIS

PHARMACEUTICALS, INC., par value $0.0001 per share (the “Common Stock”), pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.

[or]

Holder elects to convert the attached Warrant into shares of Common Stock in the manner specified in the Warrant. This conversion is exercised for            of the Shares covered by the Warrant.

[Strike paragraph that does not apply.]

Please issue a certificate or certificates representing the shares of Common Stock in the name specified below:

Holders Name

(Address)

By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.

HOLDER:

By:

Name:

Title:

(Date):

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APPENDIX 2

ASSIGNMENT

For value received, RPI Finance Trust hereby sells, assigns and transfers unto

[Name:	[ROYALTY PHARMA TRANSFEREE]
Address:

Tax ID:		]

that certain Warrant to Purchase Stock issued by SUNESIS PHARMACEUTICALS, INC. (the “Company”), on March 29, 2012 (the “Warrant”) together with all rights, title and interest therein.

RPI FINANCE TRUST

Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee

By:
Name:
Title:
Date:

By its execution below, and for the benefit of the Company, [ROYALTY PHARMA TRANSFEREE] makes each of the representations and warranties set forth in Article 4 of the Warrant and agrees to all other provisions of the Warrant as of the date hereof.

[ROYALTY PHARMA TRANSFEREE]

By:
Name:
Title:

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Exhibit B

Rights and Remedies of the Buyer

1.1      Rights and Remedies. The following rights and remedies granted to Buyer are subject to the Collateral Sharing Agreement.

(a)        Upon the occurrence and during the continuance of a Payment Breach, the Buyer may do any or all of the following: (i) deliver notice of the Payment Breach to the Seller or (ii) by notice to the Seller declining the NPV Termination Offer.

(b)        Without limiting the rights of the Buyer set forth in Section 1.1(a) above, upon the occurrence and during the continuance of a Payment Breach, the Buyer shall have the right, without notice or demand, to do any or all of the following:

(i)        foreclose upon and/or sell or otherwise liquidate, the Collateral; and/or

(ii)       commence and prosecute an Insolvency Proceeding or consent to the Seller commencing any Insolvency Proceeding.

(iii)      settle or adjust disputes and claims directly with any “account debtor” (used herein as defined in the Code) with respect to the Collateral for amounts on terms and in any order that the Buyer considers advisable, notify any Person owing the Seller money of the Buyer’s security interest in such funds, and verify the amount of such account;

(iv)      make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. The Seller shall assemble the Collateral if the Buyer requests and make it available in a location as the Buyer reasonably designates. The Buyer may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. The Seller grants the Buyer a license to enter and occupy any of its premises, without charge, to exercise any of the Buyer’s rights or remedies;

(v)       ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, and/or advertise for sale, the Collateral. The Buyer is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, the Seller’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property solely to the extent as each of the foregoing pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in

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connection with the Buyer’s exercise of its rights under this Section 1.1 above, the Seller’s rights under all licenses and all franchise agreements inure to the Buyer;

(vi)      if at any time, the Buyer is the sole control party with respect to any deposit account constituting Collateral (e.g. a deposit account holding cash proceeds of any Product Collateral), the Buyer may deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(vii)     demand and receive possession of the Seller’s books and records, records regarding the Seller’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information;

(viii)    appoint a receiver to seize, manage and realize any of the Collateral, and such receiver shall have any right and authority as any competent court will grant or authorize in accordance with any applicable law; and

(ix)      Subject to Sections 1.1(a) and (b) above, exercise all rights and remedies available to the Buyer under this Agreement or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

1.2        Power of Attorney.  Effective from and after the Closing, the Seller hereby irrevocably appoints the Buyer as its lawful attorney-in-fact, exercisable, subject to the Collateral Sharing Agreement; provided that the Seller agrees that it shall not exercise its rights as the appointed lawful attorney-in-fact at any time prior to the Marketing Approval of the Product. Following Marketing Approval of the Product, upon the occurrence and during the continuance of a Payment Breach, Buyer, as the appointed lawful attorney-in-fact shall have the right to: (a) endorse the Seller’s name on any checks or other forms of payment or security; (b) sign the Seller’s name on any invoice or bill of lading for any account or drafts against account debtors; (c) settle and adjust disputes and claims about the accounts directly with account debtors, for amounts and on terms the Buyer determines reasonable; (d) make, settle, and adjust all claims under the Seller’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of the Buyer or a third party as the Code or any applicable law permits. The Seller hereby appoints the Buyer as its lawful attorney-in-fact to sign the Seller’s name on any documents reasonably necessary to perfect or continue the perfection of the Buyer’s security interest in the Collateral regardless of whether a Payment Breach has occurred until all of the Seller’s obligations under this Agreement (other than inchoate indemnity obligations), including the payment of past and future Participation Payments or the NPV Termination Offer, if not rejected by the Buyer, have been satisfied in full. The Buyer’s foregoing appointment as the Seller’s attorney in fact, and all of the Buyer’s rights and powers, coupled with an interest, are irrevocable until all of the Seller’s obligations under this Agreement (other than inchoate

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indemnity obligations), including the payment of past and future Participation Payments or the NPV Termination Offer, if not rejected by the Buyer, have been satisfied in full; provided, however, that the Buyer shall exercise such rights in accordance with the Collateral Sharing Agreement.

1.3        Protective Payments. If the Seller fails to pay any amount which the Seller is obligated to pay to a Third Party with respect to the Product Collateral or any covenant of Seller under Section 5 of this Agreement, the Buyer may make such payment, and all amounts so paid by the Buyer are Buyer’s Remedy Expenses and immediately due and payable and secured by the Collateral. The Buyer will make reasonable efforts to provide the Seller with notice of the Buyer making such payment at the time it is obtained or paid or within a reasonable time thereafter. No such payments by the Buyer are deemed an agreement to make similar payments in the future or the Buyer’s waiver of any Payment Breach.

1.4        Application of Payments and Proceeds. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of a Payment Breach, subject to the Collateral Sharing Agreement, the proceeds of any sale of, or other realization upon all or any part of the Collateral shall be applied: first, to the Buyer’s Remedy Expenses; and second, to all of the Seller’s obligations under this Agreement, including the payment of past and future Participation Payments or the NPV Termination Offer, if not rejected by the Buyer.

1.5        Liability for Collateral. So long as the Buyer employs reasonable practices regarding the safekeeping of the Collateral in the possession or under the control of the Buyer, (i) the Buyer shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person; and (ii) the Seller bears all risk of loss, damage or destruction of the Collateral.

1.6        No Waiver; Remedies Cumulative. The Buyer’s failure, at any time or times, to require strict performance by the Seller of any provision of this Agreement shall not waive, affect, or diminish any right of the Buyer thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the Buyer and then is only effective for the specific instance and purpose for which it is given. The Buyer’s rights and remedies under this Agreement are cumulative. The Buyer has all rights and remedies provided under the Code, any applicable law, by law, or in equity. The Buyer’s exercise of one right or remedy is not an election, and the Buyer’s waiver of any Payment Breach is not a continuing waiver. The Buyer’s delay in exercising any remedy is not a waiver, election, or acquiescence.

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Exhibit C

Dainippon Agreement

{Exhibit C may be referenced as Exhibit 10.36 to the Company’s S-1/A}

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Exhibit D

Manufacturing Agreements

{ Items 2, 3 and 4 of Exhibit D may be referenced as Exhibits 10.50, 10.51 10.52 to the Company’s 10-K for the year ended December 31, 2010. Items 1 and 5 of Exhibit D are below}

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MASTER SERVICES AGREEMENT

This Master Services Agreement (“Agreement”) is entered into as of November 3, 2003 (the “Effective Date”) by and between Sunesis Pharmaceuticals Incorporated, a Delaware corporation with an office at 341 Oyster Point Boulevard, South San Francisco, California 94080 (hereinafter the “Client”) and AAI Developmental Services Inc. with an office at 2320 Scientific Park Drive, Wilmington, NC 28405 (hereinafter “AAI”). The Client and AAI are referred to singly as “Party” and jointly as “Parties” throughout this Agreement.

WITNESSETH

WHEREAS, AAI is in the business of providing certain drug product stability, analytical and manufacturing services, preclinical drug development, quality assurance and regulatory consulting, bioanalytical testing, and design and management of clinical trials, including monitoring, data management, biostatistical, and reporting services for the pharmaceutical industry (hereinafter, “Services”); and

WHEREAS, AAI represents that it has the necessary personnel, expertise, facilities and experience to provide such Services to the Client;

WHEREAS, AAI and Client desire to enter into this Agreement to provide the terms and conditions upon which Client may engage AAI, from time to time and agreed to by AAI, to provide services for individual projects in accordance with mutually agreed upon Work Orders (as defined below) specifying the details of the services and the related terms and conditions.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements set forth hereinafter and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

SCOPE OF AGREEMENT AND WORK/CHANGE ORDERS

1.1

            This Agreement allows the Parties to contract for multiple projects through the issuance of individual Work Orders (as discussed below) without having to re-negotiate the basic terms and conditions contained herein.

1.2

            The specific duties and responsibilities for each project under this Agreement (each a “Project”) shall be separately negotiated and specified in writing on terms, and in a format, mutually agreed upon and executed by the Parties (each such writing, a “Work Order”). Each work Order shall include (i) the scope and specification of the Project; (ii) deliverables and timelines; (iii) any performance metrics; and (iv) a budget and payment schedule. Any material change in the details of a Work Order shall require a written amendment to the Work Order, mutually agreed upon and executed by the Parties (a “Change Order”).

1.3	Any and all Work Orders or Change Orders issued and executed pursuant to this Agreement will be made part hereof and incorporated herein by reference, and shall be

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subject to the terms and conditions set forth in this Agreement. Any and all Work Orders or Change Orders shall also be subject to the terms and conditions set forth in the quality requirements agreement to be completed and executed by the parties and attached hereto as Exhibit A (the “Quality Agreement”), unless otherwise expressly set forth in the Work Order or Change Order. The Parties shall use commercially reasonable efforts to finalize and execute the Quality Agreement within thirty (30) days of the Effective Date. To the extent there is any conflict between the provisions of this Agreement, the Quality Agreement and a Work Order and/or Change Order, the terms and conditions of this Agreement shall govern.

1.4

            Services provided by AAI shall comply with all applicable Good Laboratory Practices, current Good Manufacturing Practices, Good Clinical Practices, and all other United States governmental and regulatory standards, specifications and guidelines, as specified in the Quality Agreement.

1.5

            The Parties understand that AAI shall use commercially reasonable efforts to initiate, conduct and complete the Services as set forth in a Work Order in a timely fashion. The Client understands and agrees that completing the Services as set forth in a Work Order assumes the full cooperation of the Client as well as other third parties.

ARTICLE II

PROJECT IMPLEMENTATION

2.1

            Prior to AAI’s commencement of Services hereunder, the Parties shall execute one or more Work Orders. The Client’s execution of a Work Order will be deemed its authorization for AAI to proceed under the terms and conditions of this Agreement and the Quality Agreement, if applicable.

2.2	AAI shall utilize commercially reasonable efforts to provide the Services as agreed in the Work Order and, if necessary, any associated Change Order.

2.3

            The Parties recognize that in certain instances, the Client may wish AAI to commence Services prior to the formal execution of a Work Order authorizing such Services. In such circumstances, the Client may authorize AAI in writing (hereinafter, “Letter of Authorization”) to commence specified Services pending execution of the relevant Work Order. The Letter of Authorization shall specify the Services to be performed and a dollar limitation for the performance of such Services.

2.4

            AAI shall use commercially reasonable efforts to anticipate the scope of activities necessary to complete Services established by a Work Order. However, Work Orders constitute both Parties’ informed estimate of those Services necessary to satisfactorily complete a Project and are based upon the Parties’ current knowledge of the factual situation as well as the current regulatory environment. Therefore, the scope of proposed Services may require modification of the Work Order during the course of performance. In the event additional or different Services are required, the Client’s authorized

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representative, as set forth in Article VIII, may in writing authorize AAI to perform additional or different Services. AAI shall promptly acknowledge the Client’s written authorization by issuing a Change Order for such additional or different Services.

2.5

            AAI will use commercially reasonable efforts to complete the agreed upon Project within the limits set forth in the executed Work Order or Change Order. However, the Parties recognize that the Services to be provided hereunder are not subject to precise advance determination, In the event unforeseen difficulties arise, AAI shall inform the Client, outlining the basis for such conclusion. In such event, the Parties agree to enter into good faith negotiations regarding the terms of the Work Order applicable to the Project.

ARTICLE III

PAYMENT FOR SERVICES RENDERED

3.1	The Client agrees to pay for Services according to a properly authorized Work Order, Change Order, or Letter of Authorization.

3.2

            The Client will reimburse AAI for reasonable and customary out-of-pocket expenses including any appropriate handling fees (not including any supplies and services as set forth in Article 3.3 herein) incurred in connection with the performance of the Services set forth in the Work Order provided that AAI obtains the Client’s approval prior to incurring such expenditures and that AAI provides the Client with documentation of such approved expenditures, if requested. AAI shall invoice the Client for such expenses at cost.

3.3

            Unless otherwise agreed by the Parties in writing in a Work Order or Change Order, AAI shall charge the Client a fifteen percent (15%) handling fee for all supplies, materials or services acquired for or on behalf of the Client to satisfactorily complete the Services as set forth in the Work Order or Change Order.

3.4	AAI shall not engage any third party for any of the Services as set forth in the Work Order or Change Order without the prior written consent of the Client.

3.5

            If the Client delays or temporarily halts a Project after such Project has commenced for reasons beyond the reasonable control of AAI, a monthly fee will be assessed to compensate AAI for reasonable and actual time and expenses incurred related to such delay including the storage of Client’s samples and materials. AAI shall provide an itemized description of such expenses, and shall invoice the Client for such expenses at cost. The Client will pay the expenses associated with such invoices in accordance with Article 3.6 herein.

3.6

            Unless otherwise agreed by the Parties in writing, AAI shall invoice the Client on a calendar month basis for Services rendered as set forth in the Work Order. Invoices are due and payable net thirty (30) days after Client’s receipt of invoice. All payments to

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AAI shall be made in U.S. dollars. Invoice balances not remitted within thirty (30) days of receipt of invoice shall be subject to a one and one-half percent (1.5%) per month interest charge. Should any part of the invoice be in dispute, the Client shall pay any undisputed amount according to the terms and conditions described herein while said dispute is being resolved.

ARTICLE IV

INTELLECTUAL PROPERTY

4.1

            Any invention, trade secret or know-how and any materials, documents, programs or information belonging to Client and supplied to AAI by Client pursuant to this Agreement shall remain the property of Client. Any invention, trade secret or know-how and any materials, documents, programs or synthesis information belonging to AAI prior to the date of this Agreement, or developed by AAI independently of this Agreement, i.e. not falling within Article 4.2 below, shall remain the property of AAI.

4.2

            Any inventions (whether or not patentable), processes, techniques, improvements, discoveries, trade secrets, know-how and developments discovered and reduced to practice by AAI solely or jointly for the purpose of performing the Services or other work performed under a Project (collectively, “Project IP”) are hereby assigned to Client (including any patent and all other intellectual property rights therein), and shall be deemed the Confidential Information of Client for purposes of Article V below (“Project IP”). AAI will, at the expense and the written request of the Client, do all reasonable acts and things and execute all documents as the Client may reasonably request to transfer to and vest in the Client the ownership and registration of all intellectual property rights that may exist in such Project IP.

4.3

            With respect to Project IP, AAI will not, to its actual knowledge, incorporate or use therein any invention, discovery, process, technology or information that (a) is covered in whole or in part by a claim of any patent application or issued patent that is owned or controlled by AAI, but not assigned to Client pursuant to Article IV (“AAI Background Patent Rights”), (b) is covered in whole or in part by a claim of any patent or patent application of a third party, or c) incorporates any AAI processes, inventions, techniques, know-how, or trade secrets that is owned or controlled by AAI, but not assigned to Client pursuant to Article IV (“AAI Background Know-How”). In the event any Project IP incorporates or requires the use of AAI Background Patent Rights or AAI Background Know-How (collectively, “AAI Proprietary Technology”), AAI shall notify Client thereof and the Parties shall negotiate in good faith the terms of an appropriate license agreement for such AAI Proprietary Technology, with such license agreement memorialized in a separate writing.

4.4

            The Client acknowledges that AAI is in the business of providing Services for a variety of organizations other than the Client. Accordingly, nothing in this Agreement shall preclude or limit AAI from providing Services or developing materials for itself or other clients, or from utilizing the general knowledge gained during the course of its

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performance hereunder to perform similar Services for other clients, provided that such provision of Services or development of materials do not constitute a breach of confidentiality under Article V herein.

ARTICLE V

CONFIDENTIALITY

5.1

            During the performance of Services and the Term of this Agreement, AAI may receive from Client confidential or proprietary information, including information concerning Client’s regulatory submissions, data, testing and research techniques, inventions, materials, processes, practices, trade secrets and like information (collectively “Confidential Information”). Client agrees that it will only provide such Confidential Information to the extent that it is required by AAI to perform Services. For the avoidance of doubt, the following shall in all cases be treated as Confidential Information hereunder: (i) all samples of chemical compounds and data related thereto, (ii) all Confidential Information provided under the parties’ prior Non-Disclosure Agreement dated September 9, 2003, and (iii) all of the data and Project IP which were developed or generated by AAI for the Client, or any methodologies, technology, or assays developed by AAI for the Client. Notwithstanding the foregoing, the obligations of this Article V shall not apply in the case of:

(i)	information of the Client which is now in the public domain or which subsequently enters the public domain without fault on the part of AAI; or

(ii)	information of the Client which is presently known by AAI from its own sources where said present knowledge can be demonstrated by written records; or

(iii)

information of the Client which AAI receives in good faith from a third party where said third party is independent of the Client and is under no obligation of confidentiality with respect to such information; or

(iv)	information developed by or for AAI independent of the Projects and without the use of any Confidential Information of Client, as evidenced by AAI’s written records; or

(v)

information disclosed by AAI as required by law pursuant to an appropriate legal order by a court or government agency having the authority to compel such disclosure; however, in such case, AAI shall notify the Client of such order compelling disclosure, and where possible, reasonably cooperate with the Client to provide it with the opportunity to take appropriate legal action to safeguard said information.

5.2

            AAI agrees that without the express written consent of Client, it will not itself use, or provide to, disclose to, or permit any third party to use said Confidential Information. AAI agrees to take reasonable and appropriate measures to safeguard Confidential

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Information from theft, loss or negligent disclosure to others and to limit access internally to Confidential Information to those of its employees, consultants, agents or subcontractors who reasonably require such access in order to accomplish performance of the Services. AAI has had or will have all employees, consultants, agents or subcontractors of AAI who have access to Confidential Information sign a confidentiality agreement with provisions no less protective of Confidential Information than this Article V prior to having access to Confidential Information or undertaking the Services. Unless otherwise consented to by Client in wilting or provided for in a Work Order, AAI agrees not to analyze for chemical composition any samples or materials provided by Client, nor to allow or cause any such samples or materials to be released to third-parties for analysis. AAI shall not use, or disclose to Client, hereunder any information it knows to be Confidential Information of a third party except as approved in advance in writing by Client. AAI agrees to notify Client promptly of the date of, and the circumstances involved in, the loss or unauthorized disclosure of any Confidential Information of Client.

5.3

            Upon expiration or termination of this Agreement or completion or termination of any Work Order and/or any Change Order and at the written direction of the Client, AAI will promptly return all Client Confidential Information, including any documents prepared by AAI that contain such information. AAI may retain a single archival copy of the Confidential Information for the sole purpose of determining the scope of obligations incurred under this Agreement. The obligations of this Article V shall commence on the Effective Date and survive for a period of five (5) years from the expiration or termination of this Agreement.

5.4

            The Parties agree that they shall not use the other Party’s name, or disclose any matters relating to the Services provided hereunder in any advertising, promotion, written articles or communications without the prior written consent of the other Party.

ARTICLE VI

REPRESENTATION AND INDEMNIFICATION

6.1

            EXCEPT AS SET FORTH HEREIN, AAI EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE (REGARDLESS OF WHETHER OR NOT AAI KNOWS OR HAS REASON TO KNOW OF SUCH PURPOSE) AND ANY WARRANTIES OF TITLE OR NONINFRINGEMENT. EXCEPT WITH RESPECT TO BREACH OF ARTICLE V, AND EXCEPT TO THE EXTENT A PARTY MAY BE OBLIGATED TO INDEMNIFY THE OTHER PARTY UNDER THIS ARTICLE VI, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, EXEMPLARY INCIDENTAL OR OTHER INDIRECT DAMAGES OR LOST PROFITS IN ANY WAY ASSOCIATED WITH THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION.

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6.2

            Subject to Article 6.4 below, the Client shall indemnify and hold harmless AAI, its agents, employees, directors and affiliates from any loss, expense and liability, including reasonable attorney’s fees arising from any claim suit or proceeding to the extent resulting from Client’s use of (i) products and services using the Project IP, or (ii) other materials or processes supplied or disclosed to Client in the course of this Agreement, except to the extent the claim, suit or proceeding is subject to AAI’s indemnification obligations in Article 6.3 below.

6.3

            Subject to Article 6.4 below, AAI shall indemnify and hold harmless the Client, its agents, employees and affiliates from any loss, expense and liability, including reasonable attorney fees, incurred as a result of AAI’s negligence or willful misconduct in connection with the performance of this Agreement.

6.4

            A party that intends to claim indemnification (the “Indemnitee) under Article 6.2 or Article 6.3 shall promptly notify the other party (the “Indemnitor”) in writing of any claim, complaint, suit, proceeding or cause of action with respect to which the Indemnitee intends to claim such indemnification (for purposes of this Article 6.4, each a “Claim”), and the Indemnitor shall have sole control of the defense and/or settlement thereof; provided that the Indemnitee shall have the right to participate, at its own expense, with counsel of its own choosing in the defense and/or settlement of such Claim. The Indemnitor shall not settle any Claim without the consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed. The Indemnitee, and its employees, at the Indemnitor’s request and expense, shall provide full information and reasonable assistance to Indemnitor and its legal representatives with respect to such Claims covered by this indemnification.

6.5

            Each Party shall be responsible for the safety of its own employees and agents with respect to the handling or use of materials involved in the performance of this Agreement and any Work Orders or Change Orders hereunder.

6.6

            AAI shall perform the Services hereunder as an independent contractor, and nothing contained in this Agreement or otherwise shall be deemed to create any other relationship, including employment, partnership, agency or joint venture, between the Parties. The Parties acknowledge that Services performed are solely within the control of AAI and the provisions of this Agreement shall not be construed as authorizing the Client to exercise any control or direction over the employees or agents of AAI in connection with this Agreement. Neither Party to this Agreement shall have any authority to employ any person as agent or employee for or on behalf of the other, or to bind, or attempt to bind, the other to any obligation with any third party.

ARTICLE VII

TERM AND TERMINATION

7.1	Unless sooner terminated in a manner herein provided, this Agreement shall continue for a period of three (3) years from the Effective Date (hereinafter the “Term”).

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The Parties may extend this Agreement by written mutual agreement at least sixty (60) days prior to the expiration of the Term.

7.2

            This Agreement, the Quality Agreement and any corresponding Work Order or Change Order then in effect may be terminated by (i) either Party upon written notice for cause in the event of a failure by the other Party to substantially perform any material obligation that through no fault of the Party initiating the termination, remains uncured thirty (30) days after receipt of such prior written notice; (ii) Client upon thirty (30) days written notice to AAI; or (iii) either Party upon written notice in the event that the other Party ceases to function as a going concern or to conduct its operations in the normal course of business, or a receiver for such other Party is appointed, or a petition under any law for the relief of bankruptcy is filed by or against such other Party, or such other Party makes an assignment for the benefit of creditors.

7.3

            In the event of a termination of this Agreement pursuant to Article 7.2, with the exception of material breach by AAI, the Client shall be obligated to pay to AAI the cost of all Services completed, as set forth in the relevant Work Order(s) and/or Change Order(s) currently in effect at the time of termination, in accordance with the terms and conditions as set forth in this Agreement. Client shall be obligated to pay for all unused supplies and materials that were ordered by AAI in order to perform the Services. AAI shall use commercially reasonable efforts to minimize the costs associated with the cessation of such Work Order or Change Order.

7.4

            Client may terminate any Work Order or Change Order without terminating this Agreement by providing AAI written notice. In the event of a termination of a Work Order or Change Order, AAI shall receive full payment for all Services actually performed through the effective date of termination, including any appropriate delay or cancellation fees as may be set forth in the Work Order. In accordance with the Client’s written instructions, AAI shall use commercially reasonable efforts to transfer the results of such Work Order or Change Order to the Client or its agent. The Client shall pay all reasonable costs incurred by AAI that are necessary or reasonably required in connection with the orderly cessation of such Work Order or Change Order. In no event shall the total amount calculated pursuant to this Article 7.4 exceed the total amount of payments set forth in the budget for such Work Order and/or Change Order. Within thirty (30) days after the termination date of any Work Order and/or Change Order, AAI shall refund to Client any amounts paid by Client to AAI in excess of the calculated amount described herein.

7.5	Upon expiration or termination of the Agreement or any Work Order or Change Order, AAI will comply with the provisions of Article 5.3 herein regarding the disposition of Confidential Information.

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ARTICLE VIII

CORRESPONDENCE AND NOTICE

8.1	Until advised in writing to the contrary by either Party, all communications and notices related to this Agreement shall be effective upon receipt and shall be addressed to:

CLIENT:	Sunesis Pharmaceuticals Incorporated
341 Oyster Point Boulevard
San Francisco, California 94080
(Attention: Office of General Counsel)
Fax: 650-266-3506
AAI:	AAI Development Services Inc.
2320 Scientific Park Drive
Wilmington, North Carolina 28405
(Attention: EVP of Business Development)
Fax: 910-815-2300
With a copy to:
aaiPharma Inc.
2320 Scientific Park Drive
Wilmington, North Carolina 28405
(Attention: Office of General Counsel)
Fax: 910 815-6067

8.2	All communications and notices related to a Work Order or Change Order shall be addressed to the appropriate individual for each Party as set forth in such Work Order or Change Order.

ARTICLE IX

RECORDS AND AUDITS

9.1

            AAI agrees to maintain records of all Services performed under this Agreement in accordance with the United States Food and Drug Administration’s (“FDA”) archival guidelines. The Client may review the records of AAI relating to the Services performed and expenses incurred to assure compliance with all provisions of this Agreement, provided that such inspection may take place (i) only upon reasonable prior written notice and during regular business hours, and (ii) at the Client’s sole cost and expense. The Client shall be invoiced for any reasonable and actual incidental expenses AAI incurs resulting from any such review, to the extent such review exceeds two (2) business days each calendar year.

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9.2

            Upon reasonable prior written notice (not less than fifteen (15) business days) and during regular business hours the Client may, at its own cost and expense, review AAI’s quality control procedures and records, with a representative of AAI present. The Client shall be invoiced for any reasonable and actual incidental expenses AAI incurs resulting from such review, to the extent such review exceeds one (1) review each calendar year.

9.3

            In the event of an inspection by any governmental or regulatory authority concerning the Services performed hereunder, AAI shall notify the Client promptly upon learning of such an inspection, shall supply the Client with copies of any correspondence or portions or correspondence relating to the Services and shall inform the Client of the general findings and outcomes of such inspections. The Client shall be invoiced for any reasonable and actual incidental expenses AAI incurs resulting from such review.

ARTICLE X

MISCELLANEOUS

10.1

            Certification - AAI certifies that it is not debarred under the United States Food, Drug and Cosmetic Act, (21 U.S.C. 301 et seq.) and that it has not and will not use in any capacity the services of any person debarred under such law with respect to Services to be performed under this Agreement.

10.2

            Insurance  -  During the Term of this Agreement, the Parties shall secure and maintain in full force and effect appropriate insurance coverage for its responsibilities in connection with this Agreement. Upon written request by either Party, the other Party shall provide proper evidence showing that such insurance is in force.

10.3

            Waiver  -  The failure of either Party hereto at any time or times to require performance of any provision of this Agreement shall in no manner affect the right of such Party at a later time to enforce the same. No waiver by any Party hereto of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

10.4

            Parol Evidence  -  This Agreement contains the entire Agreement between the Parties with respect to the subject matter thereof as of the Effective Date and supersedes all prior agreements, negotiations, representations and proposals, written and oral, relating to its subject matter, except that Work Orders and/or Change Orders and other similar service authorizations which have been properly executed prior to the Effective Date shall remain in full force and effect, and shall be construed, where possible, in accordance with the terms and conditions herein.

10.5	Severability - If a court or other tribunal of competent jurisdiction holds any term or provision, or portion thereof, of this Agreement to be invalid, void or unenforceable,

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the remaining provisions of the Agreement shall remain in full force and effect. It is the Parties’ intention that if a court or other tribunal holds any term or provision of this Agreement to be excessive in scope, such term or provision shall be adjusted rather than voided, if possible.

10.6	Modification - This Agreement may not be amended or modified except by written instrument signed by an authorized representative of the Parties.

10.7

            Cooperation  -  Each Party will execute and deliver all such instruments and perform all such other acts as the other Party may reasonably request to carry out the transactions contemplated by this Agreement.

10.8

            Force Majeure - Neither Party shall be in default hereunder by reason of its delay in the performance of or failure to perform any of its obligations hereunder if such delay or failure is caused by strikes, acts of God or the public enemy, terrorism or threats of terrorism, riots, incendiaries, weather, interference by civil or military authorities, acts or failures to act by any government or government agency, delays in transit or delivery, or any other fault beyond its reasonable control and without its fault or negligence. Upon the occurrence of any event of force majeure, the party whose performance is thereby threatened shall promptly notify the other party and take reasonable steps to mitigate such delay or failure to perform.

10.9

            Binding Effect  -  Subject to the restrictions on transfers, assignments and encumbrances set forth herein, this Agreement shall inure to the benefit of and be binding upon the undersigned Parties and their respective legal successors.

10.10	Headings - All headings herein are for convenience only and shall not be construed as a limitation of the scope of the particular sections to which they refer.

10.11

            Assignment - Neither Party shall assign its rights under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, and any attempt to assign without such consent shall be void and of no effect. Notwithstanding the foregoing, either Party shall have the right to assign this Agreement, the Quality Agreement and all outstanding Work Orders and Change Orders hereunder in connection with the transfer or sale of all or substantially all of its business or assets related to this Agreement, or in the event of its merger, reorganization, consolidation, change in control or similar transaction.

10.12

            Non-Solicitation - Each Party agrees not to solicit an employee of the other party who has performed any work in connection with this Agreement, provided that newspaper, internet or other advertisements to fill job openings shall not be deemed to be a “solicitation” hereunder. This provision shall remain in effect during the term of this Agreement and for one (1) year thereafter. Any exceptions to this provision must be in writing and signed by an authorized representative of each Party.

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10.13

            Surviving Provisions  -  The Parties agree that the following provisions will survive the expiration or termination of this Agreement; the definitions contained herein to the extent such definitions pertain to terms in surviving provisions, Articles IV, V, VI and VIII in their entirety, and Articles 3.6 (with respect to Services performed prior to such expiration or termination), 9.3, 10.12, 10.13 and 10.14.

10.14	Governing Law - This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any conflicts of laws provisions.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers.

AAI DEVELOPMENT SERVICES INC.	SUNESIS PHARMACEUTICALS, INCORPORATED
By: /s/ Vijay Aggarwal	By: /s/ Daryl B. Winter
Name: Vijay Aggarwal	Name: Daryl B. Winter, Ph. D.
Title: President	Title: Senior Vice President & General Counsel
Date: November 3, 2003	Date: November 3, 2003

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EXHIBIT A

Quality Agreement

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QUALITY AGREEMENT

This is a Quality Agreement between AAIPharma Services Corp., located at 2320 Scientific Park Drive, Wilmington, NC 28405 (AAIPS) and Sunesis Pharmaceuticals, Inc., located at 395 Oyster Point Blvd., Suite 400, South San Francisco, CA 94080 (Sunesis). The purpose of this Quality Agreement is to define the quality operating requirements to be employed by AAIPS in regards to the services provided to Sunesis.

This Quality Agreement is applicable to all services to be provided by AAIPS for Sunesis. The requirements within this Quality Agreement shall be in effect unless otherwise agreed to In writing.

GMPs (current Good Manufacturing Practices) per 21CFR210 and 211 shall apply to any services performed, unless otherwise agreed to in writing. Conformance to 21CFR Part 11 is required where applicable.

AAIPS’ Quality System shall apply to any services performed.

Facilities: AAIPharma Services Corp, operations registered with the US FDA as follows:

—	Facility Establishment Identifier (FEI) 1049418 in Wilmington, NC 28405 which includes:

*          2320 Scientific Park Drive (primary mailing address, corporate headquarters, quality assurance, regulatory affairs, metrology, analytical laboratories)

*          1206 North 23rd Street (formulations, analytical and biotech laboratories)

*          1817 Hall Drive (analytical and micro laboratories)

*          1726 North 23rd Street (non-sterile manufacturing)

*          1519 North 23rd Street (inspection and packaging, warehouse, stability storage)

—	FEI 1058430 at 4620 Creekstone Drive, Durham, NC 27703 (analytical lab)
—	FEI 1055790 at 4221 Faber Place Drive, Charleston, SC 29405 (sterile manufacturing, analytical and micro laboratories)

The specific sections below are for clarification of certain GMP issues only, and are not meant to exclude or replace GMP and other regulatory requirements.

1.	DOCUMENT CONTROL RECORDS

1.1.

Sunesis shall have the right to approve in writing all specifications, test procedures, SOPS, Bills of Materials, batch records, protocols, and other Sunesis specific documents written and/or to be used by AMPS. Sunesis shall also approve changes to these documents, in advance.

1.2	The following list of documents shall be approved by AAIPS and Sunesis QA:

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1.2.1	Specifications: a reference to Sunesis part numbers should be included within AAIPS specifications when applicable

1.2.2	Test methods

1.2.3	Bills of Materials (BOM)

1.2.4	Master Batch Records (MBR)

1.2.5

In Process tests: shall be incorporated within the Batch Record or referenced within the Batch Record; any testing or inspection shall include frequency of testing, sample size and acceptance criteria.

1.2.6	Qualification and Validation protocols, both pre- and post-approval. A final validation report and/or completed validation protocol shall also be approved by AAIPS QA and approved by Sunesis.

1.3

Electronic or hard copies of all product/client-specific test methods shall be provided for approval prior to implementation. All relevant SOPs and other proprietary AAIPS documents that may be needed to assess or approve work performed shall be provided to Sunesis upon request during on-site audits.

1.4	AAIPS shall provide electronic and/or hard copies of all GMP/CMC related documents and records to allow submission of an IND, NDA, or other regulatory submission.

1.5

AAIPS QA shall forward copies of each Batch file to Sunesis immediately upon release or closure of each batch. Batch files include at least the following: the Batch Records), In-process results, Test Results, and all other documents, results, and data incorporated into the AAIPS QA Batch file.

1.6	Copies of all documentation and records generated will be forwarded to Sunesis for review.

1.7

AAIPS shall preserve all such records in accordance with any applicable federal, state or local requirements. Raw data, documentation, batch records, source documents and reports (collectively, “Documentation”) shall be retained by AAIPS for a period of five (5) years, with the exception of documentation that supports validations, which will be maintained for the duration of the utilization of the method or process validated. If specifically requested by Sunesis, after the retention period, Documentation will be sent to Sunesis at an address specified herein or longer term storage may be arranged at Sunesis’ expense. Otherwise, Documentation will be subject to destruction without further notice after five (5) years. During the above-described retention periods, Documentation shall be available for inspection by Sunesis, its authorized agents and authorized government agencies.

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2.	SPECIFICATIONS

2.1	Specifications for components shall be in place before release of said components.

2.2	Specifications for the drug substance and products shall be in place before use or production of said materials.

3.	TEST METHODS

3.1	Test methods include but are not exclusive to test methods for Components, in process, Drug Substance, Drug product(s), Stability, and Cleaning.

3.2	Developed Test Methods shall be in compliance with GMPs, and should follow USP and ICH guidelines wherever possible.

3.3	Qualification of the analytical methods is to occur in accordance with AAIPS’ quality system. The development results shall be documented in a report.

4.	COMPONENTS

4.1	Purchase, receipt, test, disposition, and storage of components shall be performed by AAIPS per AAIPS quality system.

4.2	Unless otherwise agreed, AAIPS shall use only approved suppliers per their written SOP. Sunesis reserves the right to audit that the suppliers have been approved according to AAIPS’ quality system.

5.	PRODUCT RELEASE

5.1

Product testing arid disposition shall be performed by AAIPS; however, Sunesis shall assign the final approval before using the material for further processing and/or before releasing for any shipments.

5.2

A Certificate of Conformance shall be generated for each lot produced. All data generated as part of the process and testing will be reviewed by AAIPS QA (or a technically qualified and authorized AAIPS employee not having direct responsibility for the processing activities). AAIPS QA shall be the signer of the COC and release of the product for shipment to Sunesis and/or designated locations. The certificate will cover at a minimum the following information:

5.2.1	Work Order/Purchase Order numbers, Description, AAIPS part number or part name, Sunesis part number, lot number, quantity manufactured, manufacture date.

5.2.2	Conformance statement such as “The product was manufactured in compliance with GMPs, AAIPS quality system, current procedures and specifications. This product meets specifications.”

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5.2.3	Certificate(s) of Analysis including a table/listing of the tests, test method, specification, result, and passes result.

5.2.4	QA signature and date.

6.	PROCESS CONTROL

6.1	Processing shall be performed per GMPs.

6.2	Manufacturing shall be documented within a Batch Record.

6.3	Manufacturing conditions shall be appropriate for production of a sterile injectable drug product.

6.4	AAIPS will process the product in an appropriately controlled environment.

6.5	Set-up procedures, as established by AAIPS, shall be followed.

6.6	Equipment where cleaning cannot be confirmed shall be dedicated.

6.7

Cleaning control shall be established by AAIPS. Written procedures must be in place to ensure adequate levels of cleanliness and environmental control; records of cleaning shall be documented and maintained.

7.	PACKAGING, STORAGE, SHIPPING

7.1	All materials shall be stored under GMP conditions.

7.2	Storage conditions and any special storage requirements shall be described in the applicable specifications.

7.3

Shipping of material shall maintain the specified storage conditions for the material, e.g. - protect from light, refrigerated, overnight delivery. Monitors (such as TempTales) shall be incorporated within shipping containers to assure stability of the product during shipment, when appropriate.

8.	TRAINING

Personnel involved in the processing of materials shall be trained in their job specific responsibilities or have the education and experience required to perform the job and that these responsibilities will take into account the requirements of this Quality Agreement (e.g. training with respect to AAIPS Quality Systems regarding SOPs, Test Methods, Batch Records, Specifications, etc.). They should also have documented training on Good Manufacturing Practices per 21CFR211.

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9.	CHANGES NOTIFICATION

AAIPS shall notify Sunesis, in advance, of any significant changes to the process, processing steps, equipment, manufacturing environment, facility, components, testing, or other change which may have an impact on the quality of products or projects related to Sunesis. Changes will require written approval by Sunesis prior to implementation.

10.	NONCONFORMANCES / INVESTIGATIONS / 00S

10.1

Sunesis shall be made aware of any GMP nonconformances and deviations encountered in conjunction with projects related to Sunesis within one (1) business day. The nonconformances also apply to Out of Specification (005) analytical results.

10.2

AAIPS will perform additional product investigations, if and as required by Sunesis, when product fails to meet specifications. Investigations shall be completed within twenty (20) business days and final reports will be forwarded to Sunesis. This timeline on completing a lab investigation can be extended by agreement of both parties in those cases where more time is needed.

11.	COMPLIANCE AUDITS

11.1	Sunesis reserves the right to have a “person in plant” during any manufacturing or testing activities.

11.2

Sunesis reserves the right to conduct an annual audit, in person or by other means, of any work performed, and compliance to GMPs and other applicable regulations, as well as an initial qualification audit. For cause” audits may be scheduled in addition to the qualification and/or annual audit. “Man-in-plant” during Sunesis project work is not considered an audit.

11.2.1

If deviations or concerns are noted within the audit, AAIPS will provide a written response to Sunesis’ written audit report within four (4) weeks of receipt of the report from Sunesis. The response will include the corrective actions to be taken by AAIPS, if any, and a timeline for such implementation.

11.3

Reasonable prior notice will be given before any visit or audit, and audits will be conducted at mutually agreed upon times. Prior to an audit, Sunesis will communicate to AAIPS the scope of the audit.

11.4

In the event of an inspection by any governmental or regulatory authority concerning the work being performed for Sunesis, AAIPS shall notify Sunesis promptly upon learning of such an inspection. AAIPS shall also supply Sunesis with copies of any FDA Form 483, any correspondence or portions of

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correspondence relating to Sunesis’ materials and shall inform Sunesis of the general findings and outcomes of such inspections.

SIGNATURES

Sunesis Pharmaceuticals, Inc.	AAIPharma Services Corp.

By: /s/ Steven B. Ketchum	By: /s/ Christopher Smith

Name: Steven B. Ketchum	Name: Christopher Smith

Title: Senior Vice President, Research & Development and Quality	Title: VP, Quality & Regulatory Affairs

Date: October 25, 2010	Date: October 25, 2010

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MASTER SERVICES AGREEMENT

This Master Services Agreement (“Agreement”) is made and entered into as of January 1, 2010 (the “Effective Date”), by and between Albany Molecular Research, Inc., having its principal place of business at 26 Corporate Circle, Albany, New York 12203 (together with its subsidiaries hereinafter collectively referred to as “AMRI”) and Sunesis Pharmaceuticals, Inc., having its principal place of business at 395 Oyster Point Boulevard, Suite 400, South San Francisco, California 94080 (hereinafter “SUNESIS”). AMRI and SUNESIS are referred to individually as a “Party” and together as the “Parties” throughout this Agreement.

WHEREAS, SUNESIS is engaged in the discovery and development of pharmaceutical products;

WHEREAS, AMRI is engaged in the business of providing synthetic and natural product chemical research and analysis, bio-assay development and screening, chemistry and bioscience consulting, medicinal chemical synthesis, computational chemistry services, parallel synthesis, manufacturing of specialty chemical products, process development, synthesis of compounds in accordance with current Good Manufacturing Practices (“cGMP”), analytical method development, validation, and release testing, stability studies, and related services, (the “Services”);

WHEREAS, AMRI has the technology and capacity to perform the Services indicated in an applicable Work Order (as discussed below) pursuant to this Agreement;

WHEREAS, SUNESIS proposes to retain AMRI, from time to time, for the specific purpose of providing certain Services for individual projects in accordance with an applicable Work Order pursuant to this Agreement.

NOW, THEREFORE, for the mutual promises set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	AMRI Services.

Subject to the terms and conditions of (i) this Agreement, (ii) work orders (a statement of the actual work to be provided) as agreed upon in writing from time to time by the Parties pursuant to this Agreement (each a “Work Order” and collectively “Work Orders”), and (iii) the quality requirements agreement attached hereto as Exhibit A (the “Quality Agreement”), AMRI agrees to provide SUNESIS with the Services as further described generally below and specifically in the Quality Agreement (when applicable) and the Work Orders. All such Work Orders will specify the work to be undertaken (the “Project(s)”), the conditions and timing under which the Project(s) is to be completed, and the amount of and payment terms for AMRI compensation. Each Work Order shall be dated, numbered, reference this Agreement, and shall be signed by an authorized representative of each Party.

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Services may include, but are not limited, to the following:

a.	Product Development Assistance: AMRI shall be available to SUNESIS to advise on the design and synthesis of organic compounds and to complete the manufacture of such organic compounds.

b.	Technical Assistance: AMRI shall be available to SUNESIS to perform synthetic chemical research, medicinal chemistry, process development and process optimization studies.

c.

Technical Consultations: AMRI shall be available to SUNESIS at such times as are requested by SUNESIS for technical consultations with SUNESIS personnel via telephone. Additionally, AMRI shall be available for consultation at a mutually agreed upon site, provided that the extent of this activity shall be determined by mutual agreement of AMRI and SUNESIS. SUNESIS shall reimburse AMRI for all reasonable and necessary travel expenses as requested by SUNESIS.

AMRI will endeavor with all commercially reasonable efforts to conform to its obligations identified herein. Although no anticipated delays or limits in performing any Services are expected, if such delays or limits are encountered, AMRI shall promptly notify SUNESIS. The Parties acknowledge that circumstances beyond the control of AMRI may affect the projected completion date of any Project(s) hereunder. Such circumstances include, but are not limited to, changes to the process necessitated to meet the required specifications and other issues not reasonably foreseeable at the time of execution of the Work Order for the applicable Project(s). SUNESIS agrees to accommodate any reasonable change in timetables as a result of such delays, provided the Services have been proceeding to SUNESIS’s reasonable satisfaction.

Should any of the terms of any Work Order conflict with the general terms and conditions of this Agreement, the terms and conditions of this Agreement shall govern, unless otherwise explicitly stated in the Work Order. In the event any provision contained in this Agreement conflicts with any part of a purchase order provided by either Party for Services under this Agreement, the provision set forth in this Agreement shall take precedence and the other Party specifically rejects any additional terms and/or conditions contained in any such purchase order.

2.	Specific Obligations of AMRI.

In assuming responsibility for undertaking this Agreement and in addition to the obligations set forth in the Work Orders or as outlined in the Quality Agreement, or any attachment thereto, AMRI will:

a.	Provide Services and/or compounds as expeditiously as possible.

b.	Provide to SUNESIS Certificates of Analysis to include, as appropriate, among such parameters as elemental analysis, optical rotation, HPLC analysis, MS,

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TGA, moisture content by Karl Fischer titration, and NMR spectra on any compounds provided.

c.

As appropriate for the Project(s) and/or corresponding Work Order, comply with all current governmental regulatory requirements and perform experiments using standard and accepted cGMPs as specified in the Code of Federal Regulations Title 21, Sections 210 and 211 and as further defined for active pharmaceutical ingredients (“API”) in the International Conference on Harmonization (“ICH”) guide Q7 ICH Good Manufacturing Practice Guide for as applied to the manufacture, testing, and quality control of APIs, techniques and record keeping procedures, and in each case as amended from time to time, as appropriate to the Services outlined in a Work Order.

d.	Interact with SUNESIS scientists as is deemed appropriate in the conduct of a fully integrated drug discovery and development Project team effort.

e.	Interact with and communicate with SUNESIS, to its satisfaction, and all reasonable requests, regarding any Services.

f.

Provide written research reports to SUNESIS describing the full experimental procedures and results (hereinafter, “Research Reports”), due within a mutually agreed upon timeframe after the conclusion or termination of the Project in accordance with the procedures and timelines in the applicable Work Order. The Research Reports shall include but not be limited to the full experimental procedures, analyses and the Certificate of Analysis describing the work accomplished under the Project and any other deliverables specified in the applicable Work Order. Each Research Report shall contain sufficient detail so that SUNESIS can understand and fully implement and exploit on its own the information described therein and any Developed IP (as defined in Section 7) resulting from the Services. Upon request by SUNESIS, from time to time, AMRI shall provide reasonable assistance at SUNESIS’s expense to SUNESIS in SUNESIS’s efforts to understand and implement the same.

g.

Retain experimental records, laboratory notebooks or laboratory notebook pages containing experimental descriptions and data generated from the Project(s) hereunder for a period of not less than seven (7) years from the completion of each such Project. After this time and upon written request by SUNESIS and SUNESIS’s expense, AMRI shall provide to SUNESIS, for non-GMP Project(s), copies of all experimental records, laboratory notebooks, laboratory notebook pages or other documentation, as mutually agreed upon in writing by the Parties, containing information from the Services for retention in SUNESIS’s archives. For cGMP projects, AMRI shall provide SUNESIS, upon SUNESIS’s written request and at SUNESIS’s expense, copies of executed Batch Records, deviation reports, investigation report and analytical testing results of APIs or other documentation as mutually agreed upon in writing by the Parties.

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3.	Specific Obligations of SUNESIS.

In assuming responsibility for undertaking this Agreement and in addition to the obligations set forth in the Work Orders or outlined in the Quality Agreement, or any attachment thereto, SUNESIS shall:

a.	Provide to AMRI any SUNESIS materials described in the applicable Work Order (the “Sample(s)”) for purposes of performing the Services.

b.	Provide intermediates to AMRI as set forth in the applicable Work Order in order for AMRI to conduct and complete the Services.

c.	Provide written commentary on Research Reports.

d.	Pay AMRI for the Services performed by AMRI as set forth in the corresponding Work Order.

e.	Provide AMRI access to or quantities of Project-specific chemicals, materials, tools and equipment required to conduct Services solely for SUNESIS as set forth in the applicable Work Order.

4.	Confidential Information Use of Name.

a.

“Confidential Information” shall mean electronic, graphic or oral information disclosed or furnished by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) and indicated as being or which reasonably appears to be or is marked to be confidential, or observed by Receiving Party as the result of a site visit or audit, which

i.

in the case of SUNESIS shall consist of information pertaining to its trade secrets, know-how, inventions (whether or not patentable), regulatory submissions, the Sample(s), chemical synthesis or process data, proprietary chemicals, Research Reports, preclinical and clinical data and program results, or any other information or data acquired or generated by AMRI as a result of this Agreement or from performance of the Services rendered hereunder and

ii.

in the case of AMRI shall consist of information pertaining to its trade secrets, know-how, inventions (whether or not patentable), and any analytical, bioanalytical, formulations and manufacturing data, methods, processes, and techniques, provided, that such data methods, processes or techniques do not fall within Section 7 of this Agreement.

Receiving Party agrees that (A) it will not, and will not permit any of its employees, consultants or representatives to, use the Disclosing Party’s Confidential Information other than for the purposes permitted under this

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Agreement, (B) it will not, and will not permit any of its employees, consultants or representatives to disclose any of said Confidential Information to a third party except as permitted by this Agreement, and (C) it will not, and will not permit any of its employees, consultants or representatives to publish or submit for publication said Confidential Information without Disclosing Party’s prior written approval.

b.

The Receiving Party’s obligations with regard to Confidential Information which is a Trade Secret (as defined herein) shall continue in perpetuity from the date of this Agreement, and with regard to Confidential Information which is not a Trade Secret shall continue for a period of five (5) years from the termination or expiration of this Agreement. For purposes of this Agreement, “Trade Secret” shall mean information, including but not limited to, technical or non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, or process, which:

i.

derives economic value, actual or potential, from not being generally known and not being readily ascertainable by proper means to other persons who can obtain economic value from its disclosure or use; and

ii.	is the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality.

For the avoidance of doubt, any information pertaining to the Sample(s), and any chemical synthesis or process data, proprietary chemicals, Research Reports, preclinical and clinical data and program results, or any other information or data acquired or generated by AMRI as a result of this Agreement or from performance of the Services hereunder shall be considered a “Trade Secret” of SUNESIS for purposes of this Agreement.

c.	Notwithstanding the foregoing, the obligations of Section 4 shall not apply to Confidential Information:

i.	which is now or later becomes generally available to the public through no fault of Receiving Party;

ii.	which is already known to Receiving Party (without confidentiality restrictions) at the time of disclosure, as demonstrated by Receiving Party’s files in existence at the time of such disclosure;

iii.	which is lawfully acquired by Receiving Party (without restrictions) from third parties who have a right to disclose the information;

iv.	which is developed by or for Receiving Party independently of the Projects hereunder and without use of any Confidential Information of the

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Disclosing Party, as evidenced by Receiving Party’s written records created at the time of such independent development; or

v.	which by mutual written agreement of the Parties is released from confidential status.

d.

Section 4c above shall not restrict Receiving Party from disclosing Confidential Information that is legally required to be disclosed pursuant to an order or requirement of a court, governmental agency or by law; provided, however, Receiving Party shall provide prompt notice of such court order or requirement to Disclosing Party to enable Disclosing Party the opportunity to seek a protective order or otherwise prevent or restrict such disclosure of its Confidential Information.

e.

All of the Confidential Information belonging to the Disclosing Party shall remain the sole property of the Disclosing Party. Upon the written request of Disclosing Party, all tangible Confidential Information, including all copies thereof, shall be promptly delivered to Disclosing Party, except that the Receiving Party may retain one (1) copy of the Confidential Information to ensure compliance hereunder.

f.

Neither Party shall use the name of the other Party or any of its employees, agents or Affiliates (as defined herein) or subsidiaries without the written consent of the other Party, such consent shall not be unreasonably delayed or withheld. For the purposes of this Agreement the term “Affiliate” shall mean: any corporation, partnership, joint venture or other business arrangement which is controlled by, controlling or under common control with such Party and shall include without limitation any direct or indirect beneficial ownership of fifty percent (50%) or more of the voting stock or participating profit interest of such corporation or other business entity. Further, neither Party shall use the trade name, trademark, product reference or other designation of the other Party in connection with any product, service, promotion or advertising without the express prior written consent of the other Party. Neither Party shall disclose to any third party or to the public generally (i) the terms or the existence of this Agreement or (ii) the relationship between SUNESIS and AMRI established hereunder without the prior written consent of the other Party, provided that either Party may, without the other Party’s prior consent, disclose such information (A) to potential or actual investors, financial institutions or advisors, legal counsel, or accountants, (B) as required by law, order or regulation of a governmental agency or a court of competent jurisdiction, or (C) to any governmental agency in connection with filings with the Securities and Exchange Commission (SEC) or for purposes of filing patent applications, or obtaining approval to test or market a product or service.

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g.	Each Party agrees and acknowledges:

i.	that the obligations set forth in Section 4 are necessary and reasonable in order to protect the Disclosing Party and its business:, and

ii.

that due to the nature of the Disclosing Party’s Confidential Information, monetary damages may be inadequate to compensate the Disclosing Party for any breach by the Receiving Party of the obligations set forth in Section 4; and

iii.

that any such breach may cause irreparable injury to the Disclosing Party, and that, in addition to the procedures outlined in Section 18b below and any other remedies that may be available in law, equity or otherwise, the Disclosing Party shall be entitled to immediately seek injunctive relief against the breach or the continuation of such breach by the Receiving Party.

5.	Term and Termination.

a.

This Agreement shall commence on the Effective Date set forth above and shall terminate the later of (i) three (3) years, from the Effective Date or (ii) six (6) months after the completion of the last Work Order executed by the Parties prior to the third anniversary of the Effective Date, unless earlier terminated by either Party hereto. Extension of this Agreement shall be subject to future written Agreement between the Parties.

b.

The representations and warranties contained in this Agreement (including the recitals hereto), as well as those rights and/or obligations contained in the terms of this Agreement which by their intent or meaning have validity beyond the term hereof, including without limitations Sections 4, 5.b, 6, 7, 10, 11, 12, 15, 16.a, 18 and 19 hereof, shall survive the expiration or termination of this Agreement.

c.	This Agreement may be terminated prior to the expiration of the term only under the following conditions:

i.

BY SUNESIS, if AMRI materially breaches any of the covenants and agreements under this Agreement, upon written notice to AMRI and AMRI fails to cure such breach within thirty (30) days after written notice of such breach to AMRI.

ii.	BY SUNESIS, if AMRI is substantially unable to perform assigned duties hereunder whether due to sickness, disability or incapacity or any other reason upon thirty (30) days written notice to AMRI.

iii.	BY AMRI, if SUNESIS materially breaches any of the covenants and agreements under this Agreement, upon written notice to SUNESIS and

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SUNESIS fails to cure such breach within thirty (30) days after written notice of such breach to SUNESIS.

iv.	Either Party may terminate this Agreement without cause upon sixty (60) days written notice to the other Party.

v.

In the event this Agreement or any Work Order is terminated SUNESIS shall pay AMRI for all work completed pursuant to the relevant Work Order(s) currently in effect at the time of termination, and any non-cancelable or non-refundable expenses incurred by AMRI in connection with the performance of Services hereunder. If payments in a terminated Work Order are milestone-based, and the Work Order is terminated after costs have been incurred by AMRI toward achieving such milestone, but such milestone has not yet been achieved, SUNESIS will pay AMRI’s standard fees and expenses incurred for actual work performed up to the date of termination, not to exceed the actual amount due for completing such milestone.

vi.

Upon receipt of a termination notice, AMRI shall promptly cease performing any work not necessary for the orderly close out of the affected Project(s), or for the fulfillment of regulatory requirements, and will submit to SUNESIS for review and approval an itemized accounting of the Services completed, any non-cancelable and/or non-refundable expenses reasonably incurred by AMRI relating to the unfinished Work Order or Work Orders, and payments received from SUNESIS in order to determine a balance to be paid by either Party to the other Party. Such balance will be paid within thirty (30) days after receipt and approval of such itemized accounting.

6.	Communications and Payments.

a.

Communications: All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and may be given in the following methods: personal delivery, registered or certified mail, postage prepaid, return receipt requests, or air courier service. Notices shall be sent to the appropriate party at its address given below (or at such other address for such Party as shall be specified by notice given hereunder):

To AMRI:	Legal Department
Albany Molecular Research, Inc.
26 Corporate Circle
Albany, New York 12203

To SUNESIS:	Legal Department
Sunesis Pharmaceuticals, Inc.

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395 Oyster Point Boulevard
Suite 400
South San Francisco, California 94080

b.

Payments: In consideration of the Services to be performed by AMRI under this Agreement, SUNESIS shall pay AMRI in accordance with the fees for each Service as set forth in the corresponding Work Order. SUNESIS agrees to submit payments to AMRI no later than thirty (30) business days after receipt of an invoice from AMRI. If SUNESIS disputes an invoice then SUNESIS will notify AMRI in writing promptly upon identifying such dispute, and the Parties shall use good faith efforts to reconcile the disputed invoice as soon as practicable.

7.	Ownership and Retention of Records.

All materials, documents, information, programs, research reports, results, syntheses and suggestions of any kind and description supplied to AMRI by SUNESIS at any time, shall be the property of SUNESIS. Provided SUNESIS fulfills its obligations under Section 3 and 6 with respect to a given Work Order, and subject to the provisions in Section 2.j., all materials, documents, information, programs, research reports, results, syntheses and suggestions of any kind and description generated by AMRI as a result of the Services performed hereunder in respect of such Work Order shall be the sole and exclusive property of SUNESIS, other than for AMRI proprietary technology (inclusive of computational and combinatorial techniques, biocatalysis technology, natural product libraries, and other technology). Any ideas, inventions, discoveries, techniques, methods, processes, trade secrets or other know-how, whether patentable or not, that may be conceived by employees or other contractors of SUNESIS and/or AMRI through use of the material, documents, information, programs, syntheses and suggestions described above or as a result of the Service performed under this Agreement (hereinafter, “Developed IP”) shall be the sole and exclusive property of SUNESIS, and AMRI hereby does assign, and agrees to assign or cause to be assigned, all rights thereto to SUNESIS. AMRI and its employees agree to cooperate with SUNESIS in taking all reasonable steps which SUNESIS believes necessary or desirable to secure its rights on the Developed IP, at the expense of SUNESIS. SUNESIS acknowledges that AMRI is in the business of providing services for a variety of organizations other than SUNESIS. Accordingly nothing in this Agreement shall preclude or limit AMRI from providing services or developing materials for itself or other customers, or from utilizing the general knowledge gained during the course of its performance hereunder or AMRI property to perform similar services for other parties, provided that such provision of services or development of materials does not constitute a breach of confidentiality under Section 4 herein.

Experimental records and laboratory notebooks containing experimental descriptions and data generated under this Agreement, as outlined in Section 2.j., shall be (i) maintained in accordance with AMRI’s notebook policy and (ii) promptly transferred from AMRI to SUNESIS or its designee upon the termination of this Agreement as set forth in Section 5

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of this Agreement unless such materials are otherwise required to be stored or maintained by AMRI as a matter of law or regulation. AMRI shall maintain all written materials and all other data obtained or generated by AMRI in the course of providing the Services under this Agreement in a secure area reasonably protected from fire, theft and destruction. In no event shall AMRI provide to any third party any materials or data or information generated or obtained by AMRI in the course of providing the Services under this Agreement without first obtaining SUNESIS’ s written permission.

Other than the rights expressly set forth in this Agreement, no provision of this Agreement shall be construed to grant to AMRI by implication, estoppel, or otherwise, any right, title, or interest in or to any intellectual property owned or controlled by SUNESIS.

8.	Safety and Environmental.

In carrying out its responsibilities under this Agreement, AMRI agrees to ensure that the Services are conducted in compliance with any applicable SUNESIS protocols, provided that such protocols are specifically agreed to in writing by AMRI, and/or specifications of which AMRI is reasonably advised in a timely manner and in compliance with all applicable laws, rules, and regulations, including, but not limited to the U.S. Food, Drug and Cosmetic Act and the regulations promulgated pursuant thereto and all relevant U.S. environmental regulations.

9.	Independent Contractors.

a.

The Parties are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership or joint venture between the Parties. Further, nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between the Parties or between a Party and any employee or agent of the other Party. Neither Party shall at any time represent its relationship with the other Party as anything other than that of an independent contractor.

b.

Neither Party, nor its employees, agents or Permitted Subcontractors (as discussed below) shall be (i) deemed employees of the other Party, nor (ii) entitled to participate in or receive any benefit or right as an employee of the other Party.

c.	Each Party shall pay and report all federal and state income tax withholding, Social Security taxes and unemployment insurance applicable to such Party.

d.

Permitted Subcontractors: AMRI shall have the right to subcontract a portion of its obligations in connection with its performance of any Project other than to its Affiliates (hereinafter a “Permitted Subcontractors”), provided that (i) AMRI shall have obtained the prior written approval of SUNESIS to use of such Permitted Subcontractors, including providing SUNESIS with sufficient information to enable proper evaluation of such subcontractor; (ii) such subcontract shall not

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relieve AMRI of any of its obligations under this Agreement; (iii) AMRI shall enter into a written agreement with such Permitted Subcontractors on terms and conditions substantially similar to the confidentiality and intellectual property provisions of this Agreement; and (iv) each Work Order, when applicable, shall specify the name of such Permitted Subcontractors.

10.	Warranty.

a.

AMRI WARRANTS THAT (i) ALL PRODUCTS MANUFACTURED BY IT PURSUANT TO THIS AGREEMENT SHALL COMPLY WITH THE SPECIFICATIONS AND cGMP IF SO SPECIFIED IN A WORK ORDER HEREUNDER., AND CONFORM TO THE INFORMATION SHOWN ON THE CERTIFICATE OF ANALYSIS, AND (ii) ALL SERVICES SHALL BE PERFORMED IN A PROFESSIONAL AND WORKMANLIKE MANNER IN ACCORDANCE WITH INDUSTRY STANDARDS, BUT MAKES NO OTHER WARRANTY OR REPRESENTATION OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

b.

EXCEPT FOR THE WARRANTIES PROVIDED IN SECTIONS 10(a) AND 15, NEITHER PARTY MAKES ANY WARRANTY, EXPRESSED OR IMPLIED BY STATUTE OR IN WRITING, REGARDING THE SERVICES OR THE PRODUCT, INCLUDING WITHOUT LIMITATION ANY WARRANTY REGARDING THEIR FITNESS FOR PURPOSE, THEIR QUALITY, THEIR MERCHANTABILITY OR THEIR NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ANY PERSON OR ENTITY, INCLUDING EMPLOYEES OR REPRESENTATIVES OF A PARTY HERETO, THAT ARE INCONSISTENT HEREWITH, SHALL BE DISREGARDED AND SHALL NOT BE BINDING ON SUCH PARTY.

11.	Limitations on Liability.

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR LOST PROFITS OR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES ARISING FROM ANY BREACH OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY BREACH OF A WARRANTY CONTAINED HEREIN OR OF ANY OBLIGATION TO PERFORM SERVICES OR TO PROVIDE COMPOUNDS BY A SPECIFIED TIME.

12.	Indemnification and Liability.

a.

By SUNESIS. SUNESIS shall indemnify and hold AMRI, its Affiliates and their directors, officers, employees and agents (“AMRI Indemnitee”) harmless from and against any and all third-party claims, damages, liabilities, losses, costs and

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expenses (collectively, “Claims”) relating to the Sample(s), or the product resulting from the Services hereunder (a “Product”) after it has been accepted by SUNESIS, and arising from (i) SUNESIS’s or a third party’s use or sale of the Product or SUNESIS’s or a third party’s manufacture, use or sale of any product incorporating the Product, including without limitation any product liability Claims attributable to such Product or any other SUNESIS product (whether based on strict liability, inherent design defect, negligence, failure to warn, breach of contracts or any theory of liability), (ii) any Claims that the Product, Samples or the process provided by SUNESIS to AMRI for the conduct of a Project hereunder infringe a third party’s patent or other intellectual property rights, or (iii) any acts or omissions of SUNESIS or any of its directors, officers, employees, or agents (“SUNESIS Indemnitee”), except to the extent that such Claim (A) is caused by the gross negligence, willful misconduct or breach of this Agreement by an AMRI Indemnitee, or (B) infringement of third-party rights caused by AMRI’s use of third-party technology or materials in performing the Services for SUNESIS.

b.

By AMRI. AMRI shall indemnify and hold SUNESIS Indemnitees harmless from and against any and all Claims arising from (i) AMRI’s gross negligence or willful misconduct in connection with this Agreement or AMRI’s breach of this Agreement, and (ii) alleged infringement of third-party rights caused by AMRI’s use of third-party technology or materials in performing the Services for SUNESIS, except to the extent that such a Claim is caused by the gross negligence or willful misconduct of SUNESIS Indemnitees.

c.

Indemnification Procedures. A Party seeking indemnity hereunder (the “Indemnified Party”) (i) shall give prompt written notice to the other Party (the “Indemnifying Party”) of any Claim for which indemnification is sought, (ii) shall permit the Indemnifying Party to assume full responsibility to investigate, prepare for and defend against the Claim, (iii) shall reasonably assist the Indemnifying Party, at the Indemnifying Party’s reasonable expense in the investigation of preparation for and defense of such Claim, and (iv) shall not compromise or settle such Claim in a manner that adversely affects the other Party’s rights under this Agreement without the Indemnifying Party’s prior written consent.

13.	Force Majeure.

Neither SUNESIS nor AMRI shall be liable for delays in performing or any failure to perform any terms of this Agreement caused by the effects of fire, strike, war (declared or undeclared), insurrection, government restriction or prohibition, force majeure or other causes reasonably beyond its control and without its fault, but the Party failing to perform shall use all reasonable efforts to resume performance of this Agreement as soon as feasible. Any episode of force majeure which continues for sixty (60) days from the date of notification of its existence shall give the non-affected Party the right to terminate this Agreement upon thirty (30) days additional notice.

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14.	Assignment.

Neither Party shall have the right to assign this Agreement or any of the rights or obligations hereunder without the prior written consent of the other Party, except that each Party may assign this Agreement without such consent to an Affiliate or a subsidiary of that Party, and SUNESIS may assign this Agreement without such consent in connection with the transfer or sale of all or substantially all of its business or assets, or in the event of its merger, reorganization, consolidation, change in control or similar transaction.

15.	Representations and Warranties.

a.

Each Party represents and warrants to the other Party that (i) such Party has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (ii) the execution, delivery and performance by such Party of this Agreement has been duly and validly authorized, and the Parties have secured all consents and authorizations necessary to enter into this Agreement and proceed with the undertakings required herein, and (iii) this Agreement has been duly executed and delivered by such Party and constitutes a valid and legally binding obligation of such Party, enforceable in accordance with its terms.

b.

AMRI represents and warrants to SUNESIS that this undertaking does not conflict with its duties and obligations under any other agreements to which it is a party, including any agreements with any other company or institution, or any policies applicable to them.

16.	Entire Agreement.

a.

This Agreement and the Work Orders attached hereto represent the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior understandings and agreements with respect thereto, including the previous Service Agreement between the Parties dated August 22, 2003 and any amendment and Quality Agreement thereto.

b.	No change or modification of the provisions of this Agreement shall be effective unless it is in writing and signed by a duly authorized officer of AMRI and SUNESIS.

17.	Insurance.

Each Party shall maintain appropriate product liability and commercial general liability insurance with respect to the conduct and performance of the Services under each Work Order as each Party customarily maintains with respect to similar activities. Each Party shall provide the other Party evidence of such insurance upon written request.

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18.	Choice of Law and Dispute Resolution.

a.	Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to conflicts of law principles thereof.

b.	Dispute Resolution. Any dispute with regard to the performance of this Agreement by either Party will be settled by the following method:

i.

Initial disputes will be reviewed by a technical committee comprised on an equal number of staff from both SUNESIS and AMRI (the “Discrepancy Review Committee”). Either Party may initiate such a review by written notice to the other Party. Dispute resolution will be in writing and signed by the research director (or equivalent officer) of both SUNESIS and AMRI.

ii.

If the Discrepancy Review Committee cannot reach a resolution within thirty (30) days after such dispute notice (“Notification”), the Chief Executive Officers (“CEOs”) or their designees of both SUNESIS and AMRI will meet to reach a resolution acceptable to both.

iii.

If the CEOs or their designees cannot reach an acceptable resolution within sixty (60) days after such Notification, the Parties may submit to mediation of the dispute. If the mediation is unsuccessful, the parties may then resort to arbitration, litigation or another dispute resolution procedure.

19.	Miscellaneous.

a.

AMRI will permit SUNESIS to audit AMRI’s relevant non-financial records during and for a period of twelve (12) months after the term of this Agreement with reasonable advanced prior notice, during normal business hours, and not more than once per calendar year solely to permit SUNESIS to confirm that the Services are or have been performed in compliance with applicable laws and regulations.

b.

If any term or provision of this Agreement or the application thereof shall be invalid or unenforceable, the remainder of this Agreement shall be unaffected and each remaining term or provision of this Agreement shall be valid and be enforceable to the fullest extent permitted by law.

c.

Waiver by either Party or the failure by either Party to claim a breach of any provision of this Agreement shall not be deemed to constitute a waiver or estoppel with respect to any subsequent breach of any provision hereof.

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20.	No Implied Rights.

Except as otherwise expressly provided herein, neither Party shall have any right, title or interest to or in any patents, patent applications, know-how (whether patentable or unpatentable) or other intellectual property rights of the other Party.

21.	Counterpart.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same legal instrument.

IN WITNESS WHEREOF, the Parties intending to be legally bound have caused this Agreement to be executed by their duly authorized representatives.

ALBANY MOLECULAR RESEARCH, INC.	SUNESIS PHARMACEUTICALS, INC.

By: /s/ Steve Jennings	By: /s/ Steven B. Ketchum

Name: Steve Jennings	Name: Steven B. Ketchum, Ph. D.

Title: SVP, Sales, Marketing & Business Development	Title: Senior Vice President, Research & Development

Date: December 14, 2009	Date: December 17, 2009

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EXHIBIT A

QUALITY AGREEMENT

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QUALITY AGREEMENT

CONTRACTED FACILITY:	Albany Molecular Research, Inc.

CONTRACTOR:	Sunesis Pharmaceuticals, Inc.

This is a Quality Agreement between Albany Molecular Research, Inc. (AMRI) and Sunesis Pharmaceuticals, Inc. (Sunesis). It is applicable to all services to be performed in accordance with GMP’s (current Good Manufacturing Practices) including the development and qualification of analytical methods for the support of GMP manufacture, analytical support to GMP manufacture, and the GMP manufacture itself. These requirements will be in effect unless otherwise agreed to in writing.

GMPs per ICH Q7 for active pharmaceutical ingredients (APIs, drug substance) and as applicable to APIs, 21CFR Parts 210 and 211, shall apply to those specific services that are to be performed in accordance with GMP’s as further clarified in Work Orders. Conformance to 21CFR Part 11 is required where applicable.

AMRI’s Quality System shall apply to any GMP services performed.

Services are to be performed at the AMRI site at 21 Corporate Circle, Albany, NY, or at the AMRI Rensselaer, Inc. site at 33 Riverside Avenue, Rensselaer, NY 12144, or at other AMRI sites as agreed upon by both parties.

The specific sections below are for clarification of certain GMP issues only. The sections below are not meant to exclude or replace GMP and other regulatory requirements.

1.	DOCUMENT CONTROL / RECORDS

1.1.

For in-process materials, intermediates, and API, Sunesis shall have the right to approve in writing all specifications, test procedures, batch records, written and/or to be used by AMRI. Changes to these documents shall also be approved, in advance, by Sunesis. Scientific reports such as starting material designation or impurity identification that are intended to support or be included in regulatory submissions shall be reviewed and approved by both parties. However, Sunesis agrees to accept responsibility for project timeline set-backs that might occur as a result of any delays in its review of such documentation.

1.2.	Electronic or hard copies of all relevant SOPs and other documents that may be needed to assess or approve work performed shall be provided to Sunesis upon request during the annual audit.

1.3.

Copies of all documentation and records generated will be forwarded to Sunesis for review and retention. These records shall include: executed processing records, in-process testing and results, certificate of analysis and supporting raw data, such as copies of note books, chromatograms and copies of any deviations and their resolutions.

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1.4.

Copies of each Batch file shall be forwarded to Sunesis immediately upon release or closure of each batch by AMRI QA. Batch files include at least the fallowing: the Batch Record(s), in-process results, Test Results, and all other documents, results, and data incorporated into the AMRI QA Batch file.

1.5.

AMRI shall retain all documents and records for this project per AMRI’s archiving procedure. At the end of the applicable archival period, AMRI shall contact Sunesis for written instructions regarding whether the information is to be disposed of or whether the information will be returned to Sunesis for archiving, Sunesis reserves the right to obtain copies of documents and records for archiving within Sunesis.

1.6.	AMRI shall provide electronic and/or hard copies of all GMP/CMC related documents and records to allow submission of an IND, NDA, or other regulatory submission.

2.	SPECIFICATIONS

2.1.	For the starting materials, in-process materials, intermediates, and API, all specifications shall be written by AMRI, approved by AMRI QA, and approved by Sunesis.

2.2.	Specifications for components shall be in place before release of said components.

2.3.	Specifications for Intermediates and APIs/products shall be in place before production of the said materials.

2.4.	Specifications for drug substance shall be in place before production of material.

2.5.	A reference to Sunesis part numbers should be included within AMRI specifications when applicable.

3.	TEST METHODS

3.1.	For the starting materials, in-process materials, intermediates, and API, Test Methods shall be written by AMRI, approved by AMRI QA, and approved by Sunesis.

3.2.	This applies to the following types of test methods:

3.2.1.

Sunesis project specific components, critical starting materials, Intermediates, In-process, Drug Substance, and Stability. This would not apply to common solvents, reagents, and equipment for which existing AMRI test methods are already in place.

3.3.

Qualification/validation of the analytical methods is to occur In accordance with AMRI Multi-Site SOPs .55 (for early phase projects) and .50 (for late phase/commercial projects). The development results shall be documented in a report.

3.4.	Development and validation of Test Methods shall be in compliance with GMPs, and should follow USP and ICH guidelines wherever possible.

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4.	COMPONENTS (TO BE DEFINED IN THE WORK ORDER)

4.1.	Component (Container Closure) Specifications shall be written by AMRI, approved by AMRI QA, and approved by Sunesis.

4.2.

In addition to the Specifications for Components, a document will be prepared for each component that includes line items such as an identification of the supplier, grade, and any unique identifier used by the supplier (such as part number), inspection reference (if applicable), tests to be performed, test methods to be used for each test, acceptance levels, storage condition.

4.3.	Purchase, receipt, test, disposition, and storage of components shall be performed by AMRI per AMRI’s quality system.

4.4.

AMRI shall use only approved suppliers. Unless otherwise agreed, AMRI shall assess and, if necessary, audit the suppliers per their written SOPs. Sunesis reserves the right to audit that the suppliers have been approved according to AMRI’s quality system.

5.	PRODUCT RELEASE

5.1.

Product testing and disposition shall be performed by AMRI, however, the final approval shall be assigned by Sunesis before using the material for further processing and/or before releasing for any shipments. In the event that Sunesis takes more than thirty (30) business days to notify AMRI of its decision regarding the material, AMRI will have the right to bill Sunesis for such material to the extent agreed in the appropriate Work Order.

5.2.

A Certificate of Analysis (COA), including a statement of Conformance to GMPs shall be generated for each lot produced. All data generated as part of the process and testing will be reviewed by AMRI QA (or a technically qualified AMRI employee not having direct responsibility for the processing activities). AMRI QA shall be the final signer of the COA and release of the product for shipment to Sunesis and/or designated location. The certificate will cover at a minimum the following information:

5.2.1.	Description, AMRI item number or item name, lot/batch #, release date, manufacture date, retest/re-evaluation date. (Sunesis part number will be applied to the labeling of the shipping container.)

5.2.2.	Conformance statement such as “The product was manufactured in compliance with GMPs, AMRI’s quality system, current procedures and specifications. This product meets specifications.”

5.2.3.	Certificate of Analysis section to include a listing of the tests, specification, and result.

5.2.4.	QA signature and date

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6.	PROCESSING DOCUMENTS

6.1.	These written documents require review and approval by both AMRI QA and Sunesis prior to initiation of any manufacturing:

6.1.1.	Bill of Materials (BOM): list of all components to be used to manufacture products and intermediates and quantity per a set batch size.

6.1.2.	Batch Records: written processing parameters and controls, and all component traceability (including unique identifier) and specific quantity.

6.1.3.	In-Process tests: shall be incorporated within the Batch Record or referenced within the Batch Record; any testing or inspection shall include frequency of testing and acceptance criteria.

7.	PROCESS CONTROL

7.1.	Processing shall be performed per GMPs.

7.2.	Manufacturing shall be documented within a Batch Record.

7.3.	Manufacturing conditions shall be appropriate to keep the bioburden as low as applicable for production of materials that will be used for formulating a sterile drug product.

7.4.	AMRI will process the product in an appropriately controlled environment.

7.5.	Equipment where cleaning cannot be confirmed shall be dedicated.

7.6.

Cleaning control: written procedures must be in place to ensure adequate levels of cleanliness and environmental control; records of cleaning shall be documented and maintained; the Drug Substance will be subsequently formulated into a sterile Drug Product, therefore, low and controlled bioburden/endotoxin processing should be adapted wherever possible.

7.7.

Qualification and Validation protocols, both pre- and post-approval, shall be approved by AMR’ GA and reviewed and commented on by Sunesis. A final validation report and/or completed validation protocol shall also be approved by AMRI CIA and reviewed and commented on by Sunesis. If required by Sunesis internal procedures, Sunesis can issue a letter of approval that AMRI will file with the Process Validation protocol and reports.

8.	PACKAGING / STORAGE / SHIPPING

8.1.	All materials shall be stored under GMP conditions.

8.2.	Storage conditions and any special storage requirements shall be described in the applicable material labeling.

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8.3.

Shipping of material shall maintain the specified storage conditions for the material. e.g. — protect from light, refrigerated, overnight delivery. Monitors (such as TempTales) shall be incorporated within shipping containers to assure stability of the product during shipment, when applicable.

9.	TRAINING

9.1.

Personnel involved in the processing of materials shall be trained in their job specific responsibilities or have the education and experience required to perform the job. They should also have documented training on Good Manufacturing Practices per ICH Q7 and where applicable 21CFR Part 211.

9.2.

AMRI is responsible for providing training on all elements of this Quality Agreement and any relevant AMRI SOPs and methods to any of its staff assigned to work on Sunesis projects. All personnel training must be documented.

10.	NONCONFORMANCES / INVESTIGATIONS / 005

10.1.

Sunesis shall be made aware of any GMP non-conformances and deviations encountered in conjunction with projects related to Sunesis. The non-conformances also applies to Out of Specification (OOS) analytical results.

10.2.

AMRI will perform additional product investigations, if and as required by Sunesis, when product fails to meet specifications. Provided out of specifications results are not due to the gross negligence of AMRI, Sunesis agrees to appropriately compensate AMRI for additional work beyond the original project scope. Investigations shall be completed within 30 business days and final reports will be forwarded to Sunesis within 35 business days.

11.	CHANGE NOTIFICATION TO GMP MANUFACTURE

11.1.

AMRI shall notify Sunesis, in advance, of any significant changes to the process, processing steps, equipment, manufacturing environment, facility, components or testing that are planned and which may have an impact on the quality of products or projects related to Sunesis. Changes will require written approval by Sunesis based on their approval of batch records, specifications or Monographs prior to implementation.

12.	COMPLIANCE / AUDITS

12.1.	Sunesis reserves the right to have a “person in plant” during any manufacturing or testing activities as mutually agreed upon by both parties.

12.2.

Annually and/or for cause, Sunesis reserves the right to audit, in person or by other means, any work performed, and audit to compliance to GMPs and other applicable regulations. Reasonable prior notice will be given before any visit or audit. Prior to an audit, Sunesis will communicate to AMRI the scope of the audit.

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12.2.1.

If deviations or concerns are noted within the audit, AMRI will provide a written response to Sunesis’ written audit report within 30 business days of receipt of the report from Sunesis. The response will include the corrective actions to be taken by AMRI, if any, and a timeline for such implementation.

12.3.

In the event of an inspection by any governmental or regulatory authority concerning the site at which Sunesis projects are performed, AMRI shall notify Sunesis promptly upon learning of such an inspection. AMRI shall also supply Sunesis with redacted copies of any FDA Form 483, any correspondence or portions or correspondence relating to Sunesis’s materials and shall inform Sunesis of the general findings arid outcomes of such inspections.

12.4.

During the course of this project, Sunesis requests reasonable frequency of telephone and/or video conferences with the appropriate parties at AMRI, permission to visit AMRI and inspect progress as determined necessary, as well as periodic access to interim data generated in support of this project.

SIGNATURES

Sunesis	AMRI

By: /s/ Steven B. Ketchum	By: /s/ Gary M. Klee

Name: Steven B. Ketchum	Name: Gary M. Klee

Title: Senior Vice President, Research & Development and Quality	Title: Director, Regulatory Affairs

Date: November 30, 2010	Date: December 17, 2010

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Exhibit E

Revenue Participation Report

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Sunesis Pharmaceuticals, Inc.

[Insert Product Name]

Revenue Participation Report by Country

[Insert Quarterly Period]

Location	Date of First Commercial Sale	Units Sold	Gross Sales (in local currency)	Net Sales (in local currency)	FX Rate	Net Sales (in U.S. dollars)	[If Combination Product, percentage attributed to Product]	Revenue Participation Amount (in U.S. dollars)
[Insert Country 1]
[Insert Country 2]

TOTALS

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Exhibit F

Collateral

The Collateral consists of all of Seller’s right, title and interest in and to the following personal property:

All goods, accounts (including health-care receivables), equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including the Product Collateral but excluding the Excluded Intellectual Property), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Seller’s books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any of the following, whether now owned or hereafter acquired: (i) except with respect to the Product Collateral, (A) any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished; (B) any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same; (C) trademarks, trade names, service marks, mask works, rights of use of any name or domain names and, to the extent permitted under applicable law, any applications therefor, whether registered or not; (D) the goodwill of the business of Seller connected with and symbolized thereby, know-how, operating manuals, trade secret rights, clinical and non-clinical data, rights to unpatented inventions; and (E) any claims for damage by way of any past, present, or future infringement of any of the foregoing (collectively, the “Excluded Intellectual Property”); provided, however, the Collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing; and (ii) more than 65% of the total combined voting power of all classes of stock entitled to vote the shares of capital stock (the “Shares”) of any subsidiary of Seller which is not an entity organized under the laws of the United States or any territory thereof, if Seller demonstrates that a pledge of more than sixty five percent (65%) of the Shares of such Subsidiary creates a present and existing adverse tax consequence to Seller under the U.S. Internal Revenue Code.

Pursuant to the terms of this Agreement, Seller has agreed not to encumber any of its Excluded Intellectual Property.

Furthermore, upon the Loan Repayment, the Collateral shall only include the Product Collateral.

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DISCLOSURE SCHEDULE

Schedule 3.1(h)(i)

Option Agreement, dated May 23, 2003, by and between Dainippon Pharmaceutical Co. Ltd. and Sunesis Pharmaceuticals, Inc.

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Schedule 3.1(h)(ii)

None

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Schedule 3.1(h)(iv)

None

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Schedule 3.1(k)(iv)

Vosaroxin Patent Rights

[ * ]

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Schedule 3.1(k)(v)

Infringement of Vosaroxin Patent Rights

None.

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SCHEDULE 9.1

[ * ]

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Schedule A

See Schedule 3.1(k)(iv).

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